UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10347

Nuveen California Dividend Advantage Municipal Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2016

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NKX
Nuveen California AMT-Free Municipal Income Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	20

Statement of Assets and Liabilities	73

Statement of Operations	75

Statement of Changes in Net Assets	77

Statement of Cash Flows	79

Financial Highlights	80

Notes to Financial Statements	88

Additional Fund Information	103

Glossary of Terms Used in this Report	104

Reinvest Automatically, Easily and Conveniently	106

Annual Investment Management Agreement Approval Process	107

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.
The U.S.'s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.
Outside the U.S., optimism has been harder to come by. Investors continue to adjust to the idea of a slower Chinese economy. The U.K.'s June 23rd "Brexit" vote to leave the European Union introduced new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.
Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the November presidential election in the U.S. followed by key elections across Europe next year, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
October 24, 2016

4	NUVEEN

Portfolio Manager's Comments
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX, NAC, NVX and NZH since 2003 and NCB since its inception in 2009.
FUND REORGANIZATIONS
During May 2016, the Board of Directors/Trustees for the Nuveen Closed-End Funds approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one larger Fund (the Acquiring Fund).
The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen California Dividend Advantage Municipal Fund 2	NVX	Nuveen California Dividend Advantage Municipal Fund	NAC
To be renamed Nuveen California Quality Municipal Income Fund
Nuveen California Dividend Advantage Municipal Fund 3	NZH
During September 2016 (subsequent to the close of this reporting period), the reorganizations were approved by shareholders and expect to close prior to the opening of the New York Stock Exchange on November 7, 2016.
What key strategies were used to manage these California Funds during the six-month reporting period ended August 31, 2016?
A backdrop of supportive factors boosted the performance of the broad municipal bond market during this reporting period. The municipal yield curve flattened, with rates falling on the long end and rising slightly on the short end. Demand for municipal bonds remained robust, with strong and accelerating flows into municipal bond mutual funds and the elevated pace of refunding deals

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
compelling investors to reinvest proceeds from called bonds back into the municipal market. In general, California municipal bonds outpaced the overall municipal market return for the reporting period. California's economy continued to improve, as a declining unemployment rate and legislative changes improved the state's overall financial health and credit conditions.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds' investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations. We've also continued to be more cautious in selecting individual securities. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the deal all together.
To keep the Funds fully invested, we continued to focus on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve. During the reporting period, we primarily bought higher credit quality bonds (those rated AA and AAA) and found limited opportunities among the lower rated segments (in this case, BBB and below investment grade) in sectors such as tobacco, health care and transportation. The higher grade bonds generally serve as short-term placeholders in the portfolio. If the market environment presents an attractive entry point to invest in a lower rated credit at a good relative value, these higher quality bonds can provide the portfolio with a source of liquidity even in periods of heightened market volatility. At the lower end of the credit ratings spectrum, attractive values have become scarcer as credit spreads have tightened. Particularly in the retail market, investors seeking higher yields have bid up the prices of lower rated credits. However, these same investors have tended to be more risk-averse and therefore less enthusiastic about certain sectors, including tobacco, charter schools and health care, which has provided us with selective opportunities to seek and exploit pricing inefficiencies. The maturities we sought were largely in the 15- to 30-year range, with 10-year calls.
To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity. For some of the Funds, we also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Funds' leverage.
As of August 31, 2016, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended August 31, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the six months ended August 31, 2016, the total return at common share NAV for all six funds outpaced the returns for both the S&P Municipal Bond California Index and the national S&P Municipal Bond Index. For the same period, NCA, NKX, NAC, NVX and NZH beat the average return for the Lipper California Municipal Debt Funds Classification Average, while NCB lagged the Lipper average.

6	NUVEEN

Except for NCB, the main contributor to the other five Funds' relative performance during this reporting period was yield curve and duration positioning. We continued to overweight the longer parts of the yield curve with corresponding underweights to the shorter end of the curve, which resulted in longer durations than the municipal market in general. This positioning was advantageous in this reporting period as intermediate- and longer-dated bonds generally outperformed shorter-dated bonds. Additionally, NKX, NAC, NVX and NZH benefited from the use of leverage as the yield curve flattened and leverage costs remained low. However, NCB's positioning was less favorable during this reporting period. Because the Fund was launched in 2009, when interest rates were comparatively higher and yield spreads were generally wider, NCB's portfolio has experienced fewer calls and lower turnover. Over time this has caused NCB's duration to drift lower, although its duration is still longer than that of the overall municipal market.
The Funds' credit quality exposures also contributed positively, although to a lesser extent than yield curve and duration positioning. Lower rated municipal bonds outperformed higher rated bonds during this reporting period, as the low interest rate environment continued to propel investor demand for yield. The Funds were positioned with overweight allocations to the outperforming A, BBB, below investment grade and non-rated categories and with underweight allocations to the underperforming AA and AAA rated categories. These tilts were advantageous to performance during this reporting period.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that NVX had 1.73%, NCB had no exposure and the other four Funds had allocations of less than 1% at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

NUVEEN	7

Portfolio Manager's Comments (continued)
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016 (subsequent to the close of this reporting period), the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

8	NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.
As of August 31, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Effective Leverage*	1.06%	9.38%	37.09%	36.77%	30.28%	34.48%
Regulatory Leverage*	0.00%	0.00%	35.00%	31.84%	28.44%	29.95%

*	Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

NUVEEN	9

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of August 31, 2016, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.
	iMTP Shares		VMTP Shares		VRDP Shares
		Shares		Shares		Shares
		Issued at		Issued at		Issued at
		Liquidation		Liquidation		Liquidation
	Series	Preference	Series	Preference	Series	Preference	Total
NKX	2018	$36,000,000	—	—	2	$35,500,000
					3	$42,700,000
					4	$109,000,000
					5	$104,400,000
					6	$105,000,000
		$36,000,000	—	—		$396,600,000	$432,600,000
NAC	—	—	2019	$145,000,000	1	$136,200,000
					2	$91,000,000
					3	$49,800,000
					4	$105,600,000
					5	$158,900,000
					6	$158,100,000
				$145,000,000		$699,600,000	$844,600,000
NVX	—	—	—	—	1	$98,000,000	$98,000,000
NZH	—	—	—	—	1	$160,000,000	$160,000,000

During the current reporting period, NKX issued an additional $105,000,000 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
During the current reporting period, NAC issued $145,000,000 VMTP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund's respective transactions.

10	NUVEEN

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of August 31, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC	NVX	NZH
March 2016	$0.0390	$0.0650	$0.0720	$0.0760	$0.0675	$0.0670
April	0.0390	0.0650	0.0720	0.0760	$0.0675	0.0670
May	0.0390	0.0650	0.0720	0.0760	$0.0675	0.0670
June	0.0390	0.0650	0.0720	0.0740	$0.0660	0.0670
July	0.0390	0.0650	0.0720	0.0740	$0.0660	0.0670
August 2016	0.0390	0.0650	0.0720	0.0740	$0.0660	0.0670
Total Distributions from Net Investment Income	$0.2340	$0.3900	$0.4320	$0.4500	$0.4005	$0.4020

Yields
Market Yield*	4.10%	4.20%	5.06%	5.31%	4.87%	5.20%
Taxable-Equivalent Yield*	6.28%	6.43%	7.75%	8.13%	7.46%	7.96%

*
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of

NUVEEN	11

Common Share Information (continued)
Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares cumulatively repurchased and retired	–	–	–	–	50,700	12,900
Common shares authorized for repurchase	2,570,000	330,000	4,770,000	10,760,000	1,475,000	2,415,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share. Under the Shelf Offering, each Fund is authorized to issue additional common shares as shown in the accompanying table:

	NCA	NAC
Additional authorized common shares	2,500,000	2,300,000
During the current reporting period, each Fund sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

	NCA	NAC
Common shares sold through shelf offering	1,232,400	470,780
Weighted average premium to NAV per common share sold	2.85%	1.19%
Subsequent to the close of the reporting period, NCA filed a registration statement with the SEC to establish an additional shelf offering, which is not yet effective.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares, Equity Shelf Programs and Offering Costs for further details on shelf offerings and each Fund's respective transactions.
OTHER COMMON SHARE INFORMATION
As of August 31, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common share NAV	$10.90	$17.59	$16.84	$16.75	$16.70	$15.49
Common share price	$11.41	$18.56	$17.06	$16.72	$16.27	$15.45
Premium/(Discount) to NAV	4.68%	5.51%	1.31%	(0.18)%	(2.57)%	(0.26)%
6-month average premium/(discount) to NAV	2.76%	2.23%	(0.45)%	(0.26)%	(1.76)%	0.70%

12	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NKX, www.nuveen.com/NAC, www.nuveen.com/NVX and www.nuveen.com/NZH.

NUVEEN	13

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	5.48%	9.97%	7.37%	5.73%
NCA at Common Share Price	8.04%	14.44%	10.20%	6.85%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	5.89%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.3%
Other Assets Less Liabilities	3.8%
Net Assets Plus Floating Rate Obligations	101.1%
Floating Rate Obligations	(1.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.9%
Tax Obligation/Limited	20.9%
U.S. Guaranteed	15.2%
Health Care	10.8%
Transportation	8.9%
Consumer Staples	5.9%
Other	12.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.1%
AA	45.1%
A	11.1%
BBB	7.3%
BB or Lower	10.2%
N/R (not rated)	5.2%
Total	100%

14	NUVEEN

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NCB at Common Share NAV	4.38%	8.64%	7.68%	8.22%
NCB at Common Share Price	7.19%	19.52%	10.95%	8.61%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	6.40%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	5.68%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	6.36%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.7%
Other Assets Less Liabilities	2.3%
Net Assets	100%

Portfolio Composition
(% of total investments)
Utilities	18.6%
Tax Obligation/Limited	18.3%
U.S. Guaranteed	16.7%
Tax Obligation/General	14.4%
Health Care	12.4%
Consumer Staples	6.6%
Transportation	5.2%
Other	7.8%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.7%
AA	25.2%
A	28.8%
BBB	8.2%
BB or Lower	9.7%
N/R (not rated)	1.4%
Total	100%

NUVEEN	15

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	6.87%	13.55%	9.91%	7.01%
NKX at Common Share Price	12.03%	26.56%	12.32%	7.97%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	5.89%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.7%
Other Assets Less Liabilities	2.2%
Net Assets Plus iMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	153.9%
iMTP Shares, at Liquidation Preference	(4.5)%
VRDP Shares, at Liquidation Preference	(49.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.5%
Tax Obligation/General	21.2%
Water and Sewer	12.7%
U.S. Guaranteed	11.9%
Health Care	11.5%
Consumer Staples	6.1%
Transportation	5.1%
Other	7.0%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.2%
AA	49.5%
A	11.6%
BBB	8.5%
BB or Lower	9.8%
N/R (not rated)	4.4%
Total	100%

16	NUVEEN

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	7.16%	13.86%	10.33%	7.16%
NAC at Common Share Price	8.47%	22.51%	11.20%	7.27%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	5.89%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.9%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Preference & VRDP Shares, at Liquidation Preference	150.9%
Floating Rate Obligations	(4.2)%
VMTP Shares, at Liquidation Preference	(8.0)%
VRDP Shares, at Liquidation Preference	(38.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.5%
Tax Obligation/Limited	19.0%
Health Care	13.9%
U.S. Guaranteed	11.9%
Water and Sewer	10.8%
Transportation	6.4%
Consumer Staples	6.1%
Other	6.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.4%
AA	46.3%
A	13.5%
BBB	8.8%
BB or Lower	10.1%
N/R (not rated)	2.9%
Total	100%

NUVEEN	17

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVX at Common Share NAV	6.53%	13.49%	9.04%	6.83%
NVX at Common Share Price	6.76%	18.43%	9.59%	7.23%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	5.89%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	138.2%
Other Assets Less Liabilities	1.6%
Net Assets Plus VRDP Shares, at Liquidation Preference	139.8%
VRDP Shares, at Liquidation Preference	(39.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.7%
Tax Obligation/Limited	17.3%
Health Care	12.8%
Transportation	11.0%
Water and Sewer	10.7%
Utilities	7.9%
U.S. Guaranteed	6.7%
Consumer Staples	6.5%
Other	3.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.6%
AA	45.5%
A	22.2%
BBB	8.7%
BB or Lower	11.9%
N/R (not rated)	2.1%
Total	100%

18	NUVEEN

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of August 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZH at Common Share NAV	6.57%	13.41%	9.84%	6.45%
NZH at Common Share Price	8.92%	24.89%	10.94%	6.88%
S&P Municipal Bond California Index	3.47%	7.37%	5.96%	5.17%
S&P Municipal Bond Index	3.35%	7.03%	4.99%	4.79%
Lipper California Municipal Debt Funds Classification Average	5.40%	11.44%	9.23%	5.89%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.3%
Other Assets Less Liabilities	1.4%
Net Assets Plus VRDP Shares, at Liquidation Preference	142.7%
VRDP Shares, at Liquidation Preference	(42.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.1%
Health Care	19.3%
Tax Obligation/General	13.2%
Water and Sewer	11.4%
Transportation	8.9%
U.S. Guaranteed	8.3%
Consumer Staples	7.2%
Other	8.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.5%
AA	45.2%
A	12.9%
BBB	10.4%
BB or Lower	11.1%
N/R (not rated)	3.9%
Total	100%

NUVEEN	19

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 97.3% (100.0% of Total Investments)
	Consumer Staples – 5.8% (5.9% of Total Investments)
$3,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	11/16 at 100.00	CCC	$3,000,090
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	2,033,340
170	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/16 at 100.00	BBB+	170,077
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,940	5.000%, 6/01/33	6/17 at 100.00	B–	3,978,809
175	5.125%, 6/01/47	6/17 at 100.00	B–	175,707
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	3,666,961
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	6/17 at 26.07	N/R	910,417
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	11/16 at 100.00	B–	3,500,245
20,250	Total Consumer Staples			17,435,646
	Education and Civic Organizations – 1.2% (1.3% of Total Investments)
1,000	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U-7, 5.000%, 6/01/46	No Opt. Call	AAA	1,519,660
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	532,355
690	California State University, Systemwide Revenue Bonds, Series 2016A, 5.000%, 11/01/41	5/26 at 100.00	Aa2	860,796
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	832,517
2,840	Total Education and Civic Organizations			3,745,328
	Health Care – 10.5% (10.8% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	344,391
2,270	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	2,817,615
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	660,705
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	428,589
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	820,534
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	Aa3	655,603
670	5.250%, 8/15/41	8/21 at 100.00	Aa3	770,875
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,197,310
2,270	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	2,308,250

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,390	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/46	6/26 at 100.00	BB+	$2,739,131
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	3,061,669
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	3,111,450
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,079,220
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,100,077
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	3,285,626
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,120,980
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,178,400
27,965	Total Health Care			31,680,425
	Housing/Multifamily – 2.0% (2.0% of Total Investments)
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,143,370
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,221,480
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	76,896
175	5.250%, 8/15/49	8/24 at 100.00	BBB	205,658
2,235	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	1/17 at 100.00	N/R	2,238,420
1,045	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/17 at 100.00	N/R	1,046,986
5,580	Total Housing/Multifamily			5,932,810
	Housing/Single Family – 0.7% (0.7% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,160,360
	Long-Term Care – 1.5% (1.5% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	AA–	4,380,440
180	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/16 at 100.00	BBB+	180,761
4,180	Total Long-Term Care			4,561,201
	Tax Obligation/General – 25.2% (25.9% of Total Investments)
1,750	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/39	2/25 at 100.00	Aa2	2,129,085
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	1,219,200
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	1,252,700
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	3,739,950

NUVEEN	21

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2009:
$2,500	6.000%, 4/01/38	4/19 at 100.00	AA–	$2,833,625
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,161,410
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	2,299,100
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	3,011,750
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,986,050
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,723,235
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	6,213,700
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,425,582
290	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	36,952
10,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46	No Opt. Call	AA–	3,943,100
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,170,260
6,000	Rio Hondo Community College District, California, General Obligation Bonds, Election of 2004, Series 2010C, 0.000%, 8/01/42 (4)	8/34 at 100.00	AA	6,656,820
3,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2012 Election Series 2016F, 5.000%, 7/01/40	7/25 at 100.00	AAA	3,681,720
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)	9/36 at 100.00	Aaa	11,067,143
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	16,582,864
80,485	Total Tax Obligation/General			76,134,246
	Tax Obligation/Limited – 20.3% (20.9% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	11/16 at 100.00	BBB+	1,002,000
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	11/16 at 100.00	AA	3,005,040
1,000	5.625%, 10/01/33 – RAAI Insured	11/16 at 100.00	AA	1,000,980
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	4,342,800
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	1,516,700
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,144,930
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,346,200
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	3,583,020
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	1,018,216
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,032,480
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	753,008
8,250	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	10,013,354

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	$687,002
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	152,948
355	5.125%, 9/01/36	9/16 at 100.00	N/R	360,950
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	11/16 at 100.00	AA–	2,507,350
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	845,970
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	4,186,266
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	462,748
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	170,103
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA	5,934,054
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	180,693
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
950	5.250%, 9/01/30	9/23 at 100.00	N/R	1,075,723
860	5.750%, 9/01/39	9/23 at 100.00	N/R	977,691
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	98,799
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	3/17 at 100.00	N/R	2,022,580
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	57,936
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,182,230
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	191,046
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA	2,760,423
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	808,571
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	415,892
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	613,329
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	131,809
1,330	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,369,528
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,093,550
485	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/16 at 100.00	N/R	486,300

NUVEEN	23

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	11/16 at 100.00	N/R	$1,755,535
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	233,470
55,760	Total Tax Obligation/Limited			61,521,224
	Transportation – 8.6% (8.9% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,226,297
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,236,575
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,804,702
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,862,245
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	6,761,744
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,626,580
175	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	11/16 at 100.00	N/R	175,242
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,424,352
21,835	Total Transportation			26,117,737
	U.S. Guaranteed – 14.8% (15.2% of Total Investments) (5)
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (Pre-refunded 11/15/16) (UB)	11/16 at 100.00	AA– (5)	5,415,055
1,600	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (5)	1,631,008
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (5)	1,040,590
1,855	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,174,023
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (5)	1,672,605
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	1,966,865
3,000	5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	3,173,370
5,710	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (5)	750,751
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (5)	8,539,904
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (5)	1,262,312
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	544,870
13,285	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	10,161,164
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	81,706
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	82,410
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	101,427

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	$661,381
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (5)	3,145,650
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, 2000 Measure A, Refunding Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (5)	934,060
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa3 (5)	1,444,040
51,390	Total U.S. Guaranteed			44,783,191
	Utilities – 2.7% (2.8% of Total Investments)
2,000	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	12/16 at 100.00	N/R	2,000,840
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,471,076
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A, 5.000%, 7/01/37	1/26 at 100.00	Aa2	1,244,600
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
335	5.000%, 7/01/30	1/26 at 100.00	Aa2	428,036
705	5.000%, 7/01/31	1/26 at 100.00	Aa2	896,619
210	5.000%, 7/01/32	1/26 at 100.00	Aa2	265,637
235	5.000%, 7/01/33	1/26 at 100.00	Aa2	296,114
420	5.000%, 7/01/34	1/26 at 100.00	Aa2	527,188
6,705	Total Utilities			8,130,110
	Water and Sewer – 4.0% (4.1% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,552,499
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	3,012,612
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA+	5,179,350
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/21 at 100.00	AA+	2,475,820
11,050	Total Water and Sewer			12,220,281
$290,165	Total Long-Term Investments (cost $253,631,880)			294,422,559
	Floating Rate Obligations – (1.1)%			(3,240,000)
	Other Assets Less Liabilities – 3.8%			11,364,758
	Net Assets – 100%			$302,547,317

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	25

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 97.7% (100.0% of Total Investments)
	Consumer Staples – 6.5% (6.6% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B–	$2,019,700
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	6/17 at 26.07	N/R	233,740
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	11/16 at 100.00	B–	1,500,105
4,500	Total Consumer Staples			3,753,545
	Education and Civic Organizations – 2.2% (2.2% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	974,751
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	118,301
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	178,397
1,115	Total Education and Civic Organizations			1,271,449
	Health Care – 12.1% (12.4% of Total Investments)
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,168,717
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,177,700
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	83,332
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	91,841
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	178,377
500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	508,425
470	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB+	546,281
685	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	722,949
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	278,853
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	780,245
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	473,024
6,205	Total Health Care			7,009,744
	Housing/Multifamily – 1.2% (1.2% of Total Investments)
220	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	251,541
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	80,664

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	$298,153
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB	17,745
40	5.250%, 8/15/49	8/24 at 100.00	BBB	47,008
595	Total Housing/Multifamily			695,111
	Housing/Single Family – 0.0% (0.1% of Total Investments)
25	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	AA–	25,382
	Long-Term Care – 2.1% (2.2% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	1,217,710
	Tax Obligation/General – 14.1% (14.4% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34 (4)	5/24 at 100.00	AA	2,302,838
195	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	8/20 at 13.60	AA	24,847
1,000	Rio Hondo Community College District, California, General Obligation Bonds, Election of 2004, Series 2010C, 0.000%, 8/01/42 (4)	8/34 at 100.00	AA	1,109,470
1,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2012 Election Series 2016F, 5.000%, 7/01/40	7/25 at 100.00	AAA	1,227,240
10,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	2,934,199
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA+	562,950
14,795	Total Tax Obligation/General			8,161,544
	Tax Obligation/Limited – 17.9% (18.3% of Total Investments)
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A+	2,217,915
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A+	587,325
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	160,642
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
180	5.000%, 6/01/40	6/25 at 100.00	A+	219,431
1,820	5.000%, 6/01/45	6/25 at 100.00	A+	2,209,007
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	147,578
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	489,388
80	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	100,054
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	36,451
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	39,527

NUVEEN	27

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
$210	5.250%, 9/01/30	9/23 at 100.00	N/R	$237,791
190	5.750%, 9/01/39	9/23 at 100.00	N/R	216,002
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	18,525
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	23,174
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	AA–	1,161,210
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,665,735
585	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB+	606,704
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	129,943
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	29,957
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	48,489
9,050	Total Tax Obligation/Limited			10,344,848
	Transportation – 5.0% (5.2% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	483,180
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,036,426
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,048,838
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	357,707
2,430	Total Transportation			2,926,151
	U.S. Guaranteed – 16.3% (16.7% of Total Investments) (5)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	AA– (5)	1,143,250
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (5)	63,293
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (5)	92,062
350	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (5)	356,783
	California State, General Obligation Bonds, Various Purpose Series 2007:
1,230	5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	1,271,992
770	5.000%, 6/01/37 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (5)	796,288
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	678,822
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (Pre-refunded 1/15/19)	1/19 at 100.00	Aa2 (5)	1,243,424
3,805	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 13.60	AA (5)	500,281
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 16.176%, 2/01/35 (Pre-refunded 02/01/19) (IF) (6)	2/19 at 100.00	AAA	2,848,759

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (5)	$268,102
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (5)	117,642
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	18,855
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	19,018
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	19,018
11,365	Total U.S. Guaranteed			9,437,589
	Utilities – 18.2% (18.6% of Total Investments)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
335	5.000%, 7/01/30	1/26 at 100.00	Aa2	428,036
705	5.000%, 7/01/31	1/26 at 100.00	Aa2	896,619
210	5.000%, 7/01/32	1/26 at 100.00	Aa2	265,637
235	5.000%, 7/01/33	1/26 at 100.00	Aa2	296,114
415	5.000%, 7/01/34	1/26 at 100.00	Aa2	520,912
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,492,090
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,534,595
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,972,711
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	AA–	1,108,110
8,795	Total Utilities			10,514,824
	Water and Sewer – 2.1% (2.1% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,210,676
$60,950	Total Long-Term Investments (cost $47,113,220)			56,568,573
	Other Assets Less Liabilities – 2.3%			1,333,323
	Net Assets – 100%			$57,901,896

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

NUVEEN	29

NKX
Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.7% (100.0% of Total Investments)
	Consumer Staples – 9.2% (6.1% of Total Investments)
$860	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/16 at 100.00	Baa1	$868,359
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	12/18 at 100.00	B3	6,455,918
325	5.650%, 6/01/41	12/18 at 100.00	B2	330,418
2,780	5.700%, 6/01/46	12/18 at 100.00	B2	2,826,426
80	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/16 at 100.00	BBB+	80,036
2,040	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/16 at 100.00	Baa2	2,073,640
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
18,570	5.000%, 6/01/33	6/17 at 100.00	B–	18,752,914
1,950	5.750%, 6/01/47	6/17 at 100.00	B–	1,993,524
13,560	5.125%, 6/01/47	6/17 at 100.00	B–	13,614,782
16,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	16,824,881
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	11/16 at 100.00	B–	8,449,493
2,000	5.500%, 6/01/45	11/16 at 100.00	B–	2,000,140
73,345	Total Consumer Staples			74,270,531
	Education and Civic Organizations – 2.8% (1.8% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,208,235
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA	3,687,960
2,000	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U-7, 5.000%, 6/01/46	No Opt. Call	AAA	3,039,320
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 7.125%, 8/01/43	8/23 at 100.00	B+	5,169,028
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	2,105,758
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,805,744
2,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	2,494,500
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 5.000%, 11/01/41	5/26 at 100.00	Aa2	2,151,989
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	356,793
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	225,128
18,115	Total Education and Civic Organizations			22,244,455

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 17.5% (11.5% of Total Investments)
$430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	$519,608
36,170	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	44,895,651
5,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	6,160,750
1,630	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	1,836,065
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,439,811
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,196,480
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,999,959
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,390,720
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	1,720,479
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	3,329,704
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	385,438
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	836,940
605	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	A–	612,327
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
2,400	5.250%, 12/01/34	12/24 at 100.00	BB+	2,780,544
5,200	5.250%, 12/01/44	12/24 at 100.00	BB+	6,004,024
745	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB+	865,913
4,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,148,600
	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,094,344
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,694,675
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
770	5.500%, 7/01/24 (4)	11/16 at 100.00	CCC	770,031
4,240	5.500%, 7/01/30 (4)	11/16 at 100.00	CCC	4,240,170
105	5.500%, 7/01/35 (4)	11/16 at 100.00	CCC	105,004
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	7,046,670
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,259,655
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	2,924,246
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29	11/19 at 100.00	Ba1	10,317,542
7,500	6.750%, 11/01/39	11/19 at 100.00	Ba1	8,381,700

NUVEEN	31

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
$1,500	6.000%, 11/01/30	11/20 at 100.00	Ba1	$1,629,885
2,595	6.000%, 11/01/41	11/20 at 100.00	Ba1	2,792,739
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,028,310
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	1,058,080
121,865	Total Health Care			140,466,064
	Housing/Multifamily – 2.4% (1.6% of Total Investments)
475	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	543,101
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	178,613
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	417,413
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB	2,335,020
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB	9,510,160
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	307,585
705	5.250%, 8/15/49	8/24 at 100.00	BBB	828,509
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	A–	3,620,793
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	769,448
185	5.000%, 6/15/49	6/24 at 100.00	A	211,211
950	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	11/16 at 100.00	AA–	952,688
17,035	Total Housing/Multifamily			19,674,541
	Housing/Single Family – 0.0% (0.0% of Total Investments)
40	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	AA–	40,611
	Long-Term Care – 1.2% (0.8% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	3,508,860
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	AA–	2,739,847
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39	7/25 at 100.00	AA–	1,562,977
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,525,125
8,050	Total Long-Term Care			9,336,809
	Tax Obligation/General – 32.1% (21.2% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	3,636,810
4,000	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/39	2/25 at 100.00	Aa2	4,866,480
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,212,760

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/32	9/25 at 100.00	AA–	$2,007,040
4,910	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	AA–	6,162,541
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
2,140	5.000%, 8/01/28	8/25 at 100.00	AA–	2,731,111
9,055	5.000%, 8/01/31	2/25 at 100.00	AA–	11,260,526
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,729,313
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,484,509
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	7,072,440
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	AA–	2,378,460
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,842,069
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	3,115,455
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	4,216,450
2,000	5.000%, 2/01/43	No Opt. Call	AA–	2,388,840
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,710,830
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	3,028,900
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	10,962,720
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	11,043,540
	California State, General Obligation Bonds, Various Purpose Series 2015:
8,000	5.000%, 3/01/45	3/25 at 100.00	AA–	9,860,400
2,000	5.000%, 8/01/45	8/25 at 100.00	AA–	2,485,900
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	8,330,710
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	2,725,000
8,295	Los Angeles Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/30	8/24 at 100.00	AA+	10,405,165
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	No Opt. Call	Aa2	6,276,100
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)	8/25 at 100.00	AA	4,318,425
	Peralta Community College District, Alameda County, California, General Obligation Bonds, Refunding Series 2016A:
3,485	5.000%, 8/01/33	8/25 at 100.00	AAA	4,334,922
2,000	5.000%, 8/01/34	8/25 at 100.00	AAA	2,480,380
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	Aa2	1,050,120
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	Aa2	7,960,111
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 16.238%, 8/01/40 (IF)	8/19 at 100.00	AAA	2,233,800
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured	8/24 at 100.00	AA	3,427,871
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	4,391,100

NUVEEN	33

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
$23,280	7.400%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	$22,620,245
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	37,979,533
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)	No Opt. Call	AA	12,523,324
5,000	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39	8/24 at 100.00	Aa2	6,097,250
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,075,414
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	6,633,941
4,000	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	5,012,600
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,180,560
259,710	Total Tax Obligation/General			258,253,665
	Tax Obligation/Limited – 37.2% (24.5% of Total Investments)
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,031,800
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	752,150
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	11/16 at 100.00	AA	1,000,980
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/16 at 100.00	AA	7,925,238
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	11/16 at 100.00	AA	1,219,593
1,535	5.000%, 12/01/20 – AMBAC Insured	11/16 at 100.00	AA	1,540,802
1,615	5.000%, 12/01/21 – AMBAC Insured	11/16 at 100.00	AA	1,621,105
1,695	5.000%, 12/01/22 – AMBAC Insured	11/16 at 100.00	AA	1,701,407
1,780	5.000%, 12/01/23 – AMBAC Insured	11/16 at 100.00	AA	1,786,728
1,865	5.000%, 12/01/24 – AMBAC Insured	11/16 at 100.00	AA	1,872,050
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,706,600
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A+	3,309,442
2,065	5.000%, 4/01/31	No Opt. Call	A+	2,447,046
4,860	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/16 at 100.00	A+	4,880,412
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	24,708,675
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A+	2,393,851
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	5,724,650
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	2,346,200
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,059,713

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
$1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	$1,319,175
530	5.750%, 8/01/26	8/20 at 100.00	N/R	581,770
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	11/16 at 100.00	AA–	3,151,070
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
7,185	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	AA–	7,407,304
5,000	5.250%, 1/01/34 – AMBAC Insured	1/17 at 100.00	AA–	5,167,950
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	351,403
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,159,020
33,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	40,053,420
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,203,920
7,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	8,803,950
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB	425,510
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,400,828
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,387,031
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,985	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,022,814
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	722,624
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	76,474
175	5.125%, 9/01/36	9/16 at 100.00	N/R	177,933
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,274,463
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,351,559
1,375	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,581,525
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,452,580
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
2,505	4.750%, 8/01/23 – NPFG Insured	8/17 at 100.00	AA–	2,534,860
2,425	4.750%, 8/01/27 – NPFG Insured	11/16 at 100.00	AA–	2,452,936
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	2/17 at 100.00	AA–	3,517,990
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/16 at 100.00	A1	6,211,541
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	3/17 at 100.00	AA–	1,513,920
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	600,680

NUVEEN	35

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	$9,599,085
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	11/16 at 100.00	AA–	3,242,145
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	212,614
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	78,976
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	3,032,468
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	10/16 at 100.00	AA–	3,379,728
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/17 at 100.00	AA–	5,018,250
590	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	666,305
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,800	5.250%, 9/01/30	9/23 at 100.00	N/R	4,302,892
3,415	5.750%, 9/01/39	9/23 at 100.00	N/R	3,882,343
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,330,840
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,012,000
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,387,944
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,285,517
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	49,400
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	743,563
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,968,954
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	11/16 at 100.00	AA–	1,003,650
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,561,412
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	3/17 at 100.00	N/R	1,516,935
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	N/R	467,500
1,280	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,390,758
2,565	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	2,780,947
2,155	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA–	2,156,250
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	249,125
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,182,230
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	11/16 at 100.00	AA–	1,485,639

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	$775,422
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	2,267,028
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,217,880
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	430,711
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,901,797
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	11/16 at 100.00	AA	4,015,160
360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	373,187
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	11/16 at 100.00	AA–	3,322,247
5,025	5.000%, 8/01/28 – NPFG Insured	11/16 at 100.00	AA–	5,043,341
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	103,973
1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,153,889
1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,104,260
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	59,913
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/16 at 100.00	AA–	3,500,315
	Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
2,430	5.000%, 9/01/25 – AGM Insured	11/16 at 100.00	AA	2,438,869
3,115	5.000%, 9/01/28 – AGM Insured	11/16 at 100.00	AA	3,126,370
2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	3/17 at 100.00	N/R	2,989,745
2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	11/16 at 100.00	AA–	2,173,327
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,372,664
3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA	3,720,957
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	4,920,975
1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,056,230
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	376,845
790	5.250%, 9/01/45	9/25 at 100.00	N/R	842,669
4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,820,446

NUVEEN	37

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	$115,161
283,310	Total Tax Obligation/Limited			299,143,543
	Transportation – 7.7% (5.1% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
1,150	5.000%, 10/01/34	10/26 at 100.00	BBB+	1,412,878
555	5.000%, 10/01/35	10/26 at 100.00	BBB+	679,642
8,660	5.000%, 10/01/36	10/26 at 100.00	BBB+	10,561,649
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	1,365,975
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	8,256,870
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	17,834,909
14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	18,048,509
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	188,101
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,574,140
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,658,627
50,765	Total Transportation			61,581,300
	U.S. Guaranteed – 18.1% (11.9% of Total Investments) (6)
3,830	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	Ba3 (6)	4,531,618
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 12.501%, 4/01/39 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	285,743
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (Pre-refunded 11/15/16)	11/16 at 100.00	AA– (6)	10,360,772
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,685,980
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	3,058,110
80	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (6)	81,550
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	1,888,671
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	3,152,511
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA– (6)	10,432,600
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.316%, 7/01/47 – AGM Insured (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AA (6)	6,213,525
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 8.651%, 3/01/33 (Pre-refunded 3/01/18) (IF) (7)	3/18 at 100.00	Aaa	1,258,651
550	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	3/17 at 100.00	N/R (6)	563,745
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (6)	13,072,563

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
$3,490	5.000%, 8/01/27 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	$3,932,392
3,545	5.000%, 8/01/28 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	3,994,364
3,110	5.000%, 8/01/29 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (6)	3,504,224
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Tender Option Bond Trust 2015-XF0111, 9.092%, 8/01/28 – AGM Insured (Pre-refunded 8/01/18) (IF)	8/18 at 100.00	AA (6)	8,372,604
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 (Pre-refunded 7/15/17) – AMBAC Insured	7/17 at 100.00	Aaa	5,197,550
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 (Pre-refunded 2/01/17) – AMBAC Insured	2/17 at 100.00	A (6)	1,731,977
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	7,411,020
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (6)	833,560
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 (Pre-refunded 9/01/17) – AGM Insured	9/17 at 100.00	AA (6)	3,118,560
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (6)	603,229
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (6)	260,051
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	9,664,740
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (6)	37,711
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	38,035
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	50,714
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	AA (6)	5,215,600
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	343,918
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA (6)	1,439,999
10,740	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA (6)	1,979,812
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA (6)	3,620,561
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA (6)	1,980,641
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA (6)	3,419,582
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (6)	9,526,077
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (6)	2,078,980
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 101.00	Aaa	1,041,940
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (6)	7,045,440
194,907	Total U.S. Guaranteed			145,029,320

NUVEEN	39

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.3% (2.8% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
$2,490	5.000%, 11/15/35	No Opt. Call	A	$3,260,107
1,835	5.500%, 11/15/37	No Opt. Call	A	2,519,125
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	11,889,400
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	Aa2	5,331,168
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 16.172%, 7/01/43 (IF) (7)	7/22 at 100.00	Aa2	6,584,100
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,131,150
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,623,877
26,330	Total Utilities			34,338,927
	Water and Sewer – 19.2% (12.7% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	14,139,312
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	14,038,784
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,228,720
12,200	5.000%, 11/21/45	No Opt. Call	Baa3	12,548,798
1,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	1,263,510
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,539,940
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	2,258,415
5,700	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2001B-1, 0.870%, 7/01/34	12/16 at 100.00	Aa2	5,700,000
3,225	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/46	1/26 at 100.00	AA+	3,992,260
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA+	19,023,040
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	12,799,910
12,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/21 at 100.00	AA+	14,854,920
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/44	6/25 at 100.00	AA+	11,665,810
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,430,540
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	4,253,445
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	1,862,670
9,210	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/29	1/26 at 100.00	AAA	11,827,298
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 16.331%, 7/01/35 (IF) (7)	7/19 at 100.00	AAA	1,004,410

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	$1,504,635
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,070,125
3,495	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/39	8/26 at 100.00	Aa3	4,362,564
132,565	Total Water and Sewer			154,369,106
$1,186,037	Total Long-Term Investments (cost $1,059,622,100)			1,218,748,872
	Institutional MuniFund Term Preferred Shares, at Liquidation Preference – (4.5)% (8)			(36,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (49.4)% (9)			(396,600,000)
	Other Assets Less Liabilities – 2.2%			17,329,661
	Net Assets Applicable to Common Shares – 100%			$803,478,533

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in inverse floating rate transactions.
(8)	Institutional MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 3.0%.
(9)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 32.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

NUVEEN	41

NAC
Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.9% (100.0% of Total Investments)
	Consumer Staples – 9.1% (6.1% of Total Investments)
$2,855	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/16 at 100.00	Baa1	$2,882,751
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	1,000,250
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
11,840	5.600%, 6/01/36	12/18 at 100.00	B3	12,037,491
13,060	5.650%, 6/01/41	12/18 at 100.00	B2	13,277,710
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
1,595	4.250%, 6/01/21	11/16 at 100.00	BBB+	1,595,718
3,735	5.250%, 6/01/45	11/16 at 100.00	B–	3,735,261
3,200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	11/16 at 100.00	A3	3,223,200
5,120	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/16 at 100.00	Baa2	5,204,429
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	11/16 at 16.22	N/R	3,874,750
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
24,310	5.000%, 6/01/33	6/17 at 100.00	B–	24,549,453
17,775	5.750%, 6/01/47	6/17 at 100.00	B–	18,171,738
10,875	5.125%, 6/01/47	6/17 at 100.00	B–	10,918,935
49,220	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	50,556,815
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B, 0.000%, 6/01/47	6/17 at 17.73	N/R	2,576,020
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	11/16 at 100.00	B–	8,499,490
1,250	5.500%, 6/01/45	11/16 at 100.00	B–	1,250,087
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	11/16 at 100.00	B+	2,000,120
200,335	Total Consumer Staples			165,354,218
	Education and Civic Organizations – 3.4% (2.3% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,560,307
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Ba1	3,031,650
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Refunding Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,574,432
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U-7, 5.000%, 6/01/46	No Opt. Call	AAA	10,637,620
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,673,602
965	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45	11/23 at 100.00	Aa2	1,057,418

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$3,980	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	$4,708,380
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,147,360
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	A–	2,904,225
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/16 at 100.00	A1	4,053,840
5,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	6,236,250
	California State University, Systemwide Revenue Bonds, Series 2016A:
3,000	5.000%, 11/01/33	5/26 at 100.00	Aa2	3,805,530
2,415	5.000%, 11/01/41	5/26 at 100.00	Aa2	3,012,785
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,293,152
4,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	5,114,033
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,208,692
50,190	Total Education and Civic Organizations			61,019,276
	Health Care – 20.9% (13.9% of Total Investments)
3,705	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	4,409,061
715	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	863,999
34,755	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	43,139,296
5,135	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	6,303,058
16,405	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	18,478,920
5,100	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	6,071,346
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,494,200
3,135	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	3,838,933
6,200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	7,372,916
6,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	7,386,595
3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,405,180
2,470	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,957,356
6,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,818,434
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	4,234,916

NUVEEN	43

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
$4,190	5.250%, 2/01/27	2/17 at 100.00	A–	$4,260,601
6,550	5.250%, 2/01/46	No Opt. Call	A–	6,629,320
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
5,000	5.250%, 12/01/34	12/24 at 100.00	BB+	5,792,800
1,200	5.250%, 12/01/44	12/24 at 100.00	BB+	1,385,544
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
875	5.000%, 12/01/36	6/26 at 100.00	BB+	1,017,126
14,040	5.000%, 12/01/46	6/26 at 100.00	BB+	16,090,963
2,845	5.250%, 12/01/56	6/26 at 100.00	BB+	3,306,743
3,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/45	3/26 at 100.00	A	3,620,850
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,575,741
21,090	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	24,598,321
23,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	27,727,800
1,440	California Statewide Community Development Authority, Revenue Bonds, Children's Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,483,128
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
12,340	5.500%, 7/01/24 (4)	11/16 at 100.00	CCC	12,340,494
7,405	5.500%, 7/01/30 (4)	11/16 at 100.00	CCC	7,405,296
150	5.500%, 7/01/35 (4)	11/16 at 100.00	CCC	150,006
10,000	5.250%, 7/01/39 (4)	11/16 at 100.00	CCC	10,000,400
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	AA–	3,872,237
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,373,450
8,615	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	9,726,335
6,200	Madera County, California, Certificates of Participation, Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/16 at 100.00	AA–	6,224,490
11,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	12,821,694
740	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	788,226
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10,500	6.625%, 11/01/29	11/19 at 100.00	Ba1	11,711,805
6,885	6.750%, 11/01/39	11/19 at 100.00	Ba1	7,694,401
27,035	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	29,095,067
17,225	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	17,712,640
11,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	14,626,400
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	12,588,978
332,635	Total Health Care			377,395,066

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.7% (1.1% of Total Investments)
$8,860	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$10,130,258
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,505,827
3,580	5.500%, 8/15/47	8/22 at 100.00	BBB	4,125,377
2,980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	3,553,978
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
1,475	5.250%, 8/15/39	8/24 at 100.00	BBB	1,744,954
1,590	5.250%, 8/15/49	8/24 at 100.00	BBB	1,868,552
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A+	1,364,193
26,255	Total Housing/Multifamily			30,293,139
	Housing/Single Family – 0.4% (0.2% of Total Investments)
4,870	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	AA–	4,912,856
1,750	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 2016-XF2308, 9.239%, 8/01/37 (Alternative Minimum Tax) (IF) (5)	2/17 at 100.00	AA–	1,805,807
6,620	Total Housing/Single Family			6,718,663
	Industrials – 0.2% (0.2% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,263,265
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	51
9,175	Total Industrials			4,263,316
	Long-Term Care – 0.5% (0.3% of Total Investments)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	AA–	8,187,340
175	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/16 at 100.00	BBB+	175,740
7,175	Total Long-Term Care			8,363,080
	Tax Obligation/General – 38.2% (25.5% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	3,546,304
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	3,636,810
4,000	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/39	2/25 at 100.00	Aa2	4,866,480
15,000	California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016, 5.000%, 9/01/31	9/26 at 100.00	AA–	19,091,400
5,245	California State, General Obligation Bonds, Refunding Various Purpose Series 2012, 5.000%, 9/01/36	No Opt. Call	AA–	6,327,988
8,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	AA–	9,753,600
4,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/32	9/25 at 100.00	AA–	5,770,240

NUVEEN	45

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Refunding Series 2014:
$4,690	5.000%, 8/01/31	8/24 at 100.00	AA–	$5,875,163
4,000	5.000%, 8/01/33	8/24 at 100.00	AA–	4,983,880
12,000	5.000%, 10/01/33	10/24 at 100.00	AA–	15,009,720
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
3,000	5.000%, 8/01/28	8/25 at 100.00	AA–	3,828,660
780	5.000%, 8/01/31	2/25 at 100.00	AA–	969,985
2,875	5.000%, 8/01/32	2/25 at 100.00	AA–	3,562,642
5,750	5.000%, 8/01/34	8/25 at 100.00	AA–	7,168,237
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	11/16 at 100.00	Aa3	140,602
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	AA–	3,418,336
	California State, General Obligation Bonds, Various Purpose Series 2009:
64,195	6.000%, 11/01/39	11/19 at 100.00	AA–	74,556,715
5,005	5.500%, 11/01/39	11/19 at 100.00	AA–	5,715,360
	California State, General Obligation Bonds, Various Purpose Series 2010:
14,000	6.000%, 3/01/33	3/20 at 100.00	AA–	16,502,360
13,100	5.500%, 3/01/40	3/20 at 100.00	AA–	15,059,105
10,605	5.250%, 11/01/40	11/20 at 100.00	AA–	12,378,262
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,215	5.250%, 10/01/28	No Opt. Call	AA–	8,734,984
10,520	5.000%, 9/01/31	No Opt. Call	AA–	12,510,700
12,725	5.000%, 9/01/41	9/21 at 100.00	AA–	15,064,873
14,915	5.000%, 10/01/41	10/21 at 100.00	AA–	17,701,719
	California State, General Obligation Bonds, Various Purpose Series 2013:
7,475	5.000%, 4/01/37	4/23 at 100.00	AA–	9,005,132
7,255	5.000%, 2/01/43	No Opt. Call	AA–	8,665,517
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	18,161,581
5,000	5.000%, 11/01/43	11/23 at 100.00	AA–	6,078,650
	California State, General Obligation Bonds, Various Purpose Series 2014:
22,970	5.000%, 5/01/32	5/24 at 100.00	AA–	28,545,738
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	10,970,527
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	12,479,230
	California State, General Obligation Bonds, Various Purpose Series 2015:
9,500	5.000%, 3/01/45	3/25 at 100.00	AA–	11,709,225
4,780	5.000%, 8/01/45	8/25 at 100.00	AA–	5,941,301
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,379,457
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	5,124,750
	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016:
1,430	5.000%, 8/01/33	2/26 at 100.00	Aa2	1,807,734
9,235	5.000%, 8/01/36	2/26 at 100.00	Aa2	11,494,435
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,658,589
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (7)	No Opt. Call	AA	4,292,931
15,335	Los Angeles Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/31	8/24 at 100.00	AA+	19,158,476
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	No Opt. Call	Aa2	6,276,100
10,000	5.000%, 7/01/30	No Opt. Call	Aa2	12,485,300
46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	$3,211,489
10,765	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	8,490,786
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,134,266
1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,459,437
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,224,930
5,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	6,061,450
8,250	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,952,322
28,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	10,585,120
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	7,627,165
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 2015-XF0048, 16.238%, 8/01/40 (IF)	8/19 at 100.00	AAA	2,755,020
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,865,417
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,838,066
5,240	South San Francisco Unified School District, San Mateo County, California, General Obligation Bond Anticipation Notes, Measure J, Series 2015B, 5.000%, 9/01/40	9/25 at 100.00	Aa1	6,427,279
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	3,444,124
5,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	6,175,673
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (7)	No Opt. Call	AA	20,634,120
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,901,869
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	6,005,960
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
2,820	5.500%, 8/01/38	8/24 at 100.00	Aa3	3,511,238
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,176,072
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,419,068
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (7)	No Opt. Call	Aa2	111,421,594
2,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	2,833,344
680,945	Total Tax Obligation/General			690,564,607
	Tax Obligation/Limited – 28.5% (19.0% of Total Investments)
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	11/16 at 100.00	N/R	1,655,033
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	11/16 at 100.00	AA	3,375,662

NUVEEN	47

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
$5,000	5.250%, 9/01/30	9/23 at 100.00	A+	$6,219,000
11,000	5.250%, 9/01/32	9/23 at 100.00	A+	13,640,550
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	8,493,520
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	21,141,535
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A+	1,205,680
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A+	1,209,580
10,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	12,193,504
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A+	8,047,466
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A+	3,132,485
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	12,096,513
9,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	10,920,240
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,420,492
3,205	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,247,146
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	11/16 at 100.00	A+	4,265,045
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	11/16 at 100.00	A+	1,601,316
6,655	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	6,681,687
810	Fontana, California, Special Tax Bonds, Community Facilities District 2 Heritage Village, Refunding Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/16 at 100.00	AA–	829,683
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,159,020
75,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	91,637,370
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A+	1,203,920
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,500	5.000%, 11/15/28	11/25 at 100.00	A	2,934,650
2,000	5.000%, 11/15/32	11/25 at 100.00	A	2,305,680
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB	1,753,308
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB	6,698,028
2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	2,916,725
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	5,078,790

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
$1,460	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	$1,489,127
2,435	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,481,387
2,075	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	2,111,894
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
1,475	5.000%, 9/01/26	9/16 at 100.00	N/R	1,503,984
3,395	5.125%, 9/01/36	9/16 at 100.00	N/R	3,451,900
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A–	645,545
1,900	5.000%, 9/01/30	9/24 at 100.00	A–	2,306,942
1,220	5.000%, 9/01/31	9/24 at 100.00	A–	1,475,297
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	BBB+	2,273,118
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	676,667
12,820	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/16 at 100.00	A1	12,864,614
5,080	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	6,041,542
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	2,021,175
1,900	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,247,016
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	5,944,567
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
3,250	6.500%, 8/01/24	8/21 at 100.00	A	4,064,678
3,000	7.000%, 8/01/32	8/21 at 100.00	A	3,777,030
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,092,980
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,375,565
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,746,735
1,210	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,470,174
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	11/16 at 100.00	AA–	697,766
29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	37,094,146
605	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/16 at 100.00	N/R	620,724
1,340	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	1,513,302
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
8,505	5.250%, 9/01/30	9/23 at 100.00	N/R	9,630,552
7,625	5.750%, 9/01/39	9/23 at 100.00	N/R	8,668,481
8,990	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/16 at 100.00	N/R	9,113,433
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A+	7,633,150

NUVEEN	49

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$13,655	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	$2,632,274
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	11/16 at 100.00	AA–	1,505,625
1,500	5.000%, 9/01/20 – NPFG Insured	11/16 at 100.00	AA–	1,505,550
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	4,055,366
705	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	870,668
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A	3,419,648
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	629,875
710	5.000%, 9/01/42	9/22 at 100.00	N/R	787,582
25	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	2/17 at 100.00	N/R	25,588
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,678,980
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	3/17 at 100.00	N/R	2,674,862
385	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	N/R	454,319
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
7,690	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	8,391,636
855	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	928,983
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,490,628
475	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	550,392
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,524,061
10,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	AAA	12,227,000
1,535	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,725,033
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	289,030
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA	9,470,759
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,127,878
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D:
695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	721,758
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB+	944,180
1,365	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,415,000
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	11/16 at 100.00	AA–	2,806,364
700	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.440%, 8/01/17 – NPFG Insured	11/16 at 100.00	AA–	702,254

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	11/16 at 100.00	AA–	$1,003,700
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
2,200	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	2,287,406
4,710	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	4,896,233
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB+	2,000,711
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	AA–	9,538,582
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	11/16 at 100.00	AA–	2,780,304
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
4,625	5.000%, 6/01/17 – NPFG Insured	12/16 at 100.00	AA–	4,676,245
2,695	5.000%, 6/01/20 – NPFG Insured	12/16 at 100.00	AA–	2,724,861
1,500	5.000%, 6/01/21 – NPFG Insured	12/16 at 100.00	AA–	1,516,620
2,840	5.000%, 6/01/23 – NPFG Insured	12/16 at 100.00	AA–	2,871,467
960	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,150,330
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
4,360	5.450%, 9/01/26	3/17 at 100.00	N/R	4,378,530
2,315	5.500%, 9/01/36	3/17 at 100.00	N/R	2,322,570
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	BBB+	1,639,413
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,496,462
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,501,092
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A+	1,268,810
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	11/16 at 100.00	AA–	6,879,137
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,771,551
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	6,761,946
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,504,986
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,048,570
810	6.500%, 9/01/32	9/21 at 100.00	A–	995,320
467,490	Total Tax Obligation/Limited			515,667,258
	Transportation – 9.5% (6.4% of Total Investments)
12,510	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 5.000%, 10/01/37	10/26 at 100.00	BBB+	15,232,176
1,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	2,073,401
15,060	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	18,421,994

NUVEEN	51

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$33,235	5.750%, 1/15/46	1/24 at 100.00	BBB–	$39,821,512
33,235	6.000%, 1/15/53	1/24 at 100.00	BBB–	40,298,435
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,475,520
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
865	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,052,843
3,805	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,604,507
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,200,520
11,335	5.000%, 5/15/41 (Alternative Minimum Tax)	5/25 at 100.00	AA	13,529,456
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A:
3,000	5.000%, 5/15/33 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,695,010
1,000	5.000%, 5/15/35 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,226,800
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2010D, 5.000%, 5/15/40 (UB) (5)	5/20 at 100.00	AA	1,421,113
1,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	1,208,860
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,920,634
2,000	5.000%, 8/01/44	8/24 at 100.00	AA	2,417,720
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	11/16 at 100.00	N/R	120,160
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,177,150
6,340	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	7,435,615
1,180	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/42	No Opt. Call	A–	1,335,170
4,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	5,247,970
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	5,349,375
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	1/17 at 100.00	AA	2,476,166
143,940	Total Transportation			172,742,107
	U.S. Guaranteed – 17.9% (11.9% of Total Investments) (8)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36 (Pre-refunded 3/01/21)	3/21 at 100.00	Ba3 (8)	3,767,100
5,540	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 12.501%, 4/01/39 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (8)	7,195,518
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Refunding Series 2002X:
10	5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	10,630
210	5.500%, 12/01/17 – NPFG Insured (ETM)	No Opt. Call	Aa1 (8)	223,194
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 16.282%, 10/01/38 (Pre-refunded 10/01/18) (IF) (5)	10/18 at 100.00	Aa1 (8)	3,334,698
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	Aa1 (8)	10,416,800
49,980	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (Pre-refunded 11/15/16) (UB)	11/16 at 100.00	Aa3 (8)	50,446,314

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
$5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	$6,738,485
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (8)	1,224,010
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
2,960	5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (8)	3,017,365
865	5.250%, 2/01/46 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (8)	881,764
50	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	1/17 at 100.00	Aaa	52,037
11,360	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (8)	11,821,102
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (8)	2,364,383
17,670	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured (UB) (5)	8/17 at 100.00	AA– (8)	18,434,404
7,190	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.136%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (8)	9,080,626
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 17.437%, 11/15/46 (Pre-refunded 11/15/16) (IF) (5)	11/16 at 100.00	AA– (8)	4,735,274
21,235	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 2016-XG0003, 8.651%, 3/01/33 (Pre-refunded 3/01/18) (IF) (5)	3/18 at 100.00	Aaa	24,035,472
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (8)	5,885,366
15,060	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	17,650,019
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 2015-XF0072, 13.282%, 7/01/35 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	2,304,464
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 (Pre-refunded 2/01/17) – AMBAC Insured	2/17 at 100.00	A (8)	1,528,215
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (8)	1,041,510
13,670	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (8)	14,993,119
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (8)	4,976,902
5,170	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (8)	6,513,425
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	8/29 at 100.00	N/R (8)	7,889,022
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,234,402
3,380	Orange County Sanitation District, California, Certificates of Participation,Tender Option Bond Trust 11738, 16.221%, 2/01/35 (Pre-refunded 2/01/19) (IF)	2/19 at 100.00	AAA	4,814,337
15,070	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (8)	16,834,546
2,620	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	3,238,241
3,920	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (8)	4,854,293

NUVEEN	53

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
$1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (8)	$1,502,238
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (8)	13,199,573
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (8)	12,826,440
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (8)	13,992,480
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+ (8)	8,360,507
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (8)	2,338,200
575	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (8)	722,787
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
575	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (8)	729,008
715	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (8)	906,506
2,600	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (8)	2,751,346
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	A+ (8)	5,767,025
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 101.00	Aaa	2,709,044
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (8)	5,871,200
287,855	Total U.S. Guaranteed			323,213,391
	Utilities – 3.4% (2.3% of Total Investments)
5,735	California Statewide Communities Development Authority, Certificates of Participation, Rio Bravo Fresno Project, Refunding Series 1999A, 6.500%, 12/01/18	12/16 at 100.00	N/R	5,737,409
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
7,970	5.000%, 11/15/35	No Opt. Call	A	10,434,962
7,610	5.500%, 11/15/37	No Opt. Call	A	10,447,160
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	6,218,156
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	Aa2	6,059,844
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	4,820,680
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B:
2,210	5.000%, 7/01/42	1/26 at 100.00	Aa2	2,744,223
2,760	5.000%, 7/01/45	1/26 at 100.00	Aa2	3,419,254
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047, 16.172%, 7/01/43 (IF) (5)	7/22 at 100.00	Aa2	5,267,280
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 16.241%, 8/15/41 (IF) (5)	8/23 at 100.00	AA–	4,641,500
1,565	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	AA–	1,919,066
47,445	Total Utilities			61,709,534

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 16.2% (10.8% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
$3,010	5.000%, 10/01/29	4/23 at 100.00	AA–	$3,693,421
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	5,164,260
4,000	5.000%, 10/01/34	4/23 at 100.00	AA–	4,840,960
810	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Refunding Series 2002X, 5.500%, 12/01/17 – NPFG Insured	No Opt. Call	AAA	861,273
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,431,678
36,420	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	41,016,568
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	11/16 at 100.00	AA	175,684
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	11/16 at 100.00	AA	386,486
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 15.812%, 8/01/39 – AGC Insured (IF) (5)	2/20 at 100.00	AA	3,711,300
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/31	6/25 at 100.00	AAA	2,527,020
10,500	5.000%, 6/01/32	6/25 at 100.00	AAA	13,208,685
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	12,232,000
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,224,931
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	752,805
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
3,870	5.000%, 7/01/32	1/26 at 100.00	AA+	4,895,318
4,750	5.000%, 7/01/33	1/26 at 100.00	AA+	5,985,285
3,775	5.000%, 7/01/35	1/26 at 100.00	AA+	4,720,147
5,000	5.000%, 7/01/36	1/26 at 100.00	AA+	6,232,600
1,780	5.000%, 7/01/37	1/26 at 100.00	AA+	2,215,388
2,000	5.000%, 7/01/38	1/26 at 100.00	AA+	2,485,380
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
23,430	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA+	27,587,654
2,000	5.000%, 7/01/41	1/21 at 100.00	AA+	2,322,700
6,710	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	8,168,083
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A:
5,435	5.000%, 7/01/32	1/26 at 100.00	AA+	6,874,949
1,000	5.000%, 7/01/33	1/26 at 100.00	AA+	1,260,060
1,000	5.000%, 7/01/34	1/26 at 100.00	AA+	1,255,210
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	7,102,102
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,246,520
20,255	5.000%, 7/01/46	1/21 at 100.00	AA+	25,073,867
1,570	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 6/01/32	6/25 at 100.00	AA+	1,975,013
4,235	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/34	6/25 at 100.00	AA+	5,288,626
1,485	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	1,804,676

NUVEEN	55

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	$2,483,560
	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2016A:
18,275	5.000%, 7/01/32	1/26 at 100.00	AAA	23,170,324
5,125	5.000%, 7/01/35	1/26 at 100.00	AAA	6,427,980
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 16.331%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	1,004,410
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 16.176%, 2/01/35 (IF) (5)	2/19 at 100.00	AAA	2,150,814
5,490	Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/35	2/26 at 100.00	AAA	6,929,423
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,510,815
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,022,021
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,684,150
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,555,440
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2015-XF0226:
750	16.295%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,356,060
750	16.393%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,303,440
7,500	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/46	12/25 at 100.00	Aa1	9,291,150
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,706,800
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,971,104
4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	4,319,880
240,925	Total Water and Sewer			292,608,020
$2,500,985	Total Long-Term Investments (cost $2,354,149,978)			2,709,911,675
	Floating Rate Obligations – (4.2)%			(75,940,000)
	Borrowings – (1.7)% (9)			(30,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference (8.0)% (10)			(145,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (38.7)% (11)			(699,600,000)
	Other Assets Less Liabilities – 1.0%			48,397,944
	Net Assets Applicable to Common Shares – 100%			$1,807,769,619

56	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Borrowings as a percentage of Total Investments is 1.1%.
(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 5.4%.
(11)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 25.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	57

NVX
Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 138.2% (100.0% of Total Investments)
	Consumer Staples – 9.0% (6.5% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	B3	$2,033,360
2,000	5.650%, 6/01/41	12/18 at 100.00	B2	2,033,340
220	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/16 at 100.00	BBB+	220,099
1,595	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	11/16 at 100.00	A3	1,606,564
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,770	5.000%, 6/01/33	6/17 at 100.00	B–	3,807,135
6,040	5.750%, 6/01/47	6/17 at 100.00	B–	6,174,813
6,160	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	6,327,306
21,785	Total Consumer Staples			22,202,617
	Education and Civic Organizations – 2.7% (1.9% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,042,493
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	656,571
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	A–	2,904,225
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,010,914
5,680	Total Education and Civic Organizations			6,614,203
	Health Care – 17.7% (12.8% of Total Investments)
570	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43	8/25 at 100.00	AA–	688,782
3,750	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	4,654,650
395	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	470,232
435	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	532,675
855	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	1,016,749
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	1,029,751
2,470	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	A–	2,511,620
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	2,309,240
600	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB+	697,380

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	$1,598,623
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	3,732,320
5,245	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/35 (4)	11/16 at 100.00	CCC	5,245,210
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,111,569
1,610	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	1,817,690
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	484,652
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	1,673,115
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	5,165,760
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,948,773
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,800,800
39,150	Total Health Care			43,489,591
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
1,265	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,446,363
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	472,459
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,121,053
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	BBB	94,642
220	5.250%, 8/15/49	8/24 at 100.00	BBB	258,542
2,915	Total Housing/Multifamily			3,393,059
	Housing/Single Family – 0.6% (0.5% of Total Investments)
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	AA–	1,503,112
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	32
	Tax Obligation/General – 32.7% (23.7% of Total Investments)
1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa2	1,575,951
4,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/31	8/24 at 100.00	AA–	5,010,800
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
675	5.000%, 8/01/32	2/25 at 100.00	AA–	836,447
2,000	5.000%, 8/01/34	8/25 at 100.00	AA–	2,493,300
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	AA–	15,698,282

NUVEEN	59

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2010:
$2,000	6.000%, 3/01/33	3/20 at 100.00	AA–	$2,357,480
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,167,210
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	AA–	5,871,750
2,300	5.000%, 9/01/41	9/21 at 100.00	AA–	2,722,924
2,190	5.000%, 10/01/41	10/21 at 100.00	AA–	2,599,180
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 2/01/43	No Opt. Call	AA–	2,986,050
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,723,235
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,000	5.000%, 5/01/32	5/24 at 100.00	AA–	2,485,480
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,227,114
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	6,709,323
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,439,161
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	1,309,199
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	5,284,415
2,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	2,000,480
2,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,170,260
1,425	San Joaquin Delta Community College District, California, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/01/32	8/25 at 100.00	Aa2	1,785,739
21,000	San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA–	6,161,820
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,177,440
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,888,896
117,355	Total Tax Obligation/General			80,681,936
	Tax Obligation/Limited – 23.9% (17.3% of Total Investments)
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A+	8,706,599
3,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A+	4,277,094
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A+	4,502,662
4,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	A+	5,484,387
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	963,850
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	12,137,399
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	2,347,720
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,750,035
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	887,357

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
$205	5.000%, 9/01/26	9/16 at 100.00	N/R	$209,028
470	5.125%, 9/01/36	9/16 at 100.00	N/R	477,877
1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,150,200
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	416,025
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/16 at 100.00	Aa3	802,784
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,605,528
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	939,495
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	594,068
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	212,629
190	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	214,573
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,190	5.250%, 9/01/30	9/23 at 100.00	N/R	1,347,485
1,075	5.750%, 9/01/39	9/23 at 100.00	N/R	1,222,114
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,209,632
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	123,499
225	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	261,612
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/18 at 100.00	A	1,049,620
1,325	8.000%, 8/01/38	8/18 at 100.00	A	1,390,879
60	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	69,523
210	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	235,998
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,031,447
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	1,143,703
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	795,248
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	167,756
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	3/17 at 100.00	N/R	933,041
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	294,910
55,605	Total Tax Obligation/Limited			58,955,777

NUVEEN	61

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 15.3% (11.0% of Total Investments)
$2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	$2,450,180
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,740,058
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,919,009
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,983,836
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
870	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,058,929
3,810	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,610,557
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,200,520
4,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B, 5.000%, 8/01/44	8/24 at 100.00	AA	4,835,440
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,818,697
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,172,810
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	1,193,130
4,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	4,613,600
31,340	Total Transportation			37,596,766
	U.S. Guaranteed – 9.3% (6.7% of Total Investments) (6)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 12.501%, 4/01/39 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	1,857,327
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (Pre-refunded 11/15/16)	11/16 at 100.00	AA– (6)	1,513,995
1,745	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27 (Pre-refunded 2/01/17)	2/17 at 100.00	N/R (6)	1,778,818
2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (6)	2,315,313
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 8.651%, 3/01/33 (Pre-refunded 3/01/18) (IF) (7)	3/18 at 100.00	Aaa	3,333,387
1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 (Pre-refunded 2/01/17) – AMBAC Insured	2/17 at 100.00	A (6)	1,833,858
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (6)	2,193,580
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (6)	3,446,223
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	C (6)	2,738,860
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (6)	681,087
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (6)	100,562
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
85	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	107,766
105	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	133,123

62	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	$873,023
20,375	Total U.S. Guaranteed			22,906,922
	Utilities – 10.8% (7.9% of Total Investments)
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,083,354
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	16,645,157
1,500	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/38	7/24 at 100.00	AA–	1,825,950
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	5,173,640
21,855	Total Utilities			26,728,101
	Water and Sewer – 14.8% (10.7% of Total Investments)
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,901,340
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	5,032,615
7,890	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	9,604,496
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/21 at 100.00	AA+	7,427,460
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 16.331%, 7/01/35 (IF) (7)	7/19 at 100.00	AAA	1,738,979
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,832,434
30,380	Total Water and Sewer			36,537,324
$351,105	Total Long-Term Investments (cost $301,410,124)			340,609,440
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (39.8)% (8)			(98,000,000)
	Other Assets Less Liabilities – 1.6%			3,932,786
	Net Assets Applicable to Common Shares – 100%			$246,542,226

NUVEEN	63

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 28.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.
64	NUVEEN

NZH
Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 141.3% (100.0% of Total Investments)
	Consumer Staples – 10.2% (7.2% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B2	$2,541,675
360	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	11/16 at 100.00	BBB+	360,162
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	11/16 at 16.22	N/R	3,874,750
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
16,685	5.000%, 6/01/33	6/17 at 100.00	B–	16,849,346
6,625	5.750%, 6/01/47	6/17 at 100.00	B–	6,772,870
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	6,435,157
1,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	11/16 at 100.00	B+	1,200,072
58,635	Total Consumer Staples			38,034,032
	Education and Civic Organizations – 4.2% (3.0% of Total Investments)
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,667,427
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	1,005,559
3,000	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/38	11/25 at 100.00	Aa2	3,741,750
	California State University, Systemwide Revenue Bonds, Series 2016A:
1,000	5.000%, 11/01/33	5/26 at 100.00	Aa2	1,268,510
1,725	5.000%, 11/01/41	5/26 at 100.00	Aa2	2,151,989
2,750	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured	11/24 at 100.00	AA	3,293,153
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,546,103
12,785	Total Education and Civic Organizations			15,674,491
	Health Care – 27.2% (19.3% of Total Investments)
5,640	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	6,711,769
9,090	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	11,282,871
1,215	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	AA–	1,491,376
610	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	726,181
670	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	820,442
1,320	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	1,569,718
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children's Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	Aa3	1,662,559

NUVEEN	65

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	$2,003,381
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,226,504
1,150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	1,332,344
3,060	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB+	3,556,638
1,615	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	1,704,471
1,045	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A, 5.000%, 3/01/35	3/26 at 100.00	A	1,285,047
1,335	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,575,741
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AA–	1,166,350
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,641,480
4,500	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Insured Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,667,175
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,500	5.500%, 7/01/30 (4)	11/16 at 100.00	CCC	3,500,140
2,330	5.500%, 7/01/35 (4)	11/16 at 100.00	CCC	2,330,093
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,220,022
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	BBB	4,498,840
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	740,293
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,117,560
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	8,232,930
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,953,915
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	4,232,320
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,729,248
88,850	Total Health Care			101,979,408
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
1,945	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,223,855
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,327,727
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
125	5.250%, 8/15/39	8/24 at 100.00	BBB	147,878
340	5.250%, 8/15/49	8/24 at 100.00	BBB	399,565
4,430	Total Housing/Multifamily			5,099,025

66	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.8% (0.5% of Total Investments)
$2,780	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 2016-XF2308, 9.239%, 8/01/37 (Alternative Minimum Tax) (IF) (5)	2/17 at 100.00	AA–	$2,868,654
	Industrials – 0.0% (0.0% of Total Investments)
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	52
	Tax Obligation/General – 18.6% (13.2% of Total Investments)
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	AA–	1,536,192
1,710	5.000%, 2/01/31	No Opt. Call	AA–	2,077,137
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
3,150	5.000%, 8/01/32	2/25 at 100.00	AA–	3,903,417
5,000	5.000%, 8/01/34	8/25 at 100.00	AA–	6,233,250
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	AA–	3,530,686
3,500	5.500%, 11/01/39	11/19 at 100.00	AA–	3,996,755
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	AA–	2,253,118
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,167,210
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	AA–	2,142,886
4,000	5.000%, 9/01/31	No Opt. Call	AA–	4,756,920
4,315	5.000%, 10/01/41	10/21 at 100.00	AA–	5,121,215
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	AA–	3,917,796
2,465	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	AA–	2,969,586
1,565	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 8/01/45	8/25 at 100.00	AA–	1,945,217
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	AA	15,047
1,980	Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/35	2/26 at 100.00	Aa2	2,479,772
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,307,656
4,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	Aa2	5,315,892
3,000	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45	No Opt. Call	A+	3,000,720
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	Aaa	2,493,014
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (7)	8/37 at 100.00	AA	5,406,792
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,911,259
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,176,073
59,395	Total Tax Obligation/General			69,657,610
	Tax Obligation/Limited – 32.7% (23.1% of Total Investments)
1,680	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,935,662
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,690	5.250%, 9/01/30	9/23 at 100.00	A+	7,077,222
7,135	5.250%, 9/01/32	9/23 at 100.00	A+	8,847,757

NUVEEN	67

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
$1,685	5.250%, 9/01/31	9/23 at 100.00	A+	$2,095,803
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,799,160
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A+	1,144,930
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	2,641,940
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	2,188,404
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/17 at 100.00	A	1,450,794
15,750	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	19,116,404
3,225	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	A	3,785,699
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,336,135
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	336,485
760	5.125%, 9/01/36	9/16 at 100.00	N/R	772,738
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	681,680
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	11/16 at 100.00	Aa3	1,314,559
2,615	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	3,109,967
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A	906,736
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	328,055
11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 – NPFG Insured	4/17 at 100.00	AA–	11,202,626
285	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	321,859
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,800	5.250%, 9/01/30	9/23 at 100.00	N/R	2,038,212
1,610	5.750%, 9/01/39	9/23 at 100.00	N/R	1,830,329
2,630	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/16 at 100.00	N/R	2,666,110
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/17 at 100.00	AA–	3,261,700
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,024,000
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,932,519
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	4,281,375
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	4,055,366
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	191,423

68	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
$990	5.000%, 9/01/29	9/22 at 100.00	N/R	$1,125,927
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,922,550
350	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	406,952
100	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	115,872
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	6,038,750
330	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	370,854
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	1,554,945
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,205,866
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	257,626
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	11/16 at 100.00	BBB+	8,736,391
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	11/16 at 100.00	AA–	1,500,135
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	3/17 at 100.00	N/R	1,421,014
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	BBB+	1,457,951
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	454,652
124,695	Total Tax Obligation/Limited			122,245,134
	Transportation – 12.5% (8.9% of Total Investments)
3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	AA–	4,538,958
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,189,597
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	9,058,241
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	9,160,664
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
865	5.000%, 5/15/31 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,052,843
3,805	5.000%, 5/15/33 (Alternative Minimum Tax)	5/25 at 100.00	AA	4,604,507
1,000	5.000%, 5/15/36 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,200,520
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,419,318
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,268,176
4,610	5.000%, 8/01/44	8/24 at 100.00	AA	5,572,845
2,350	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,766,303

NUVEEN	69

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B, 5.000%, 7/01/43 (Alternative Minimum Tax)	7/23 at 100.00	A+	$1,153,400
38,900	Total Transportation			46,985,372
	U.S. Guaranteed – 11.7% (8.3% of Total Investments) (8)
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061, 17.118%, 11/15/46 (Pre-refunded 11/15/16) (IF)	11/16 at 100.00	AA– (8)	3,874,278
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (8)	1,224,010
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 17.316%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (8)	2,012,654
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 17.437%, 11/15/46 (Pre-refunded 11/15/16) (IF) (5)	11/16 at 100.00	AA– (8)	5,808,880
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (8)	3,574,427
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 (Pre-refunded 8/01/17) – RAAI Insured	8/17 at 100.00	N/R (8)	1,041,510
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (8)	3,235,531
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (8)	2,935,451
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (8)	2,440,842
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A– (8)	1,071,164
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (8)	157,128
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (8)	158,480
160	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (8)	202,854
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (8)	1,423,292
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (8)	8,806,800
5,000	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (8)	5,793,000
38,949	Total U.S. Guaranteed			43,760,301
	Utilities – 5.9% (4.2% of Total Investments)
3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	4,994,903
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	Aa2	17,245,574
18,320	Total Utilities			22,240,477

70	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 16.1% (11.4% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
$2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	$2,462,600
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,681,150
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,630,720
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	9,955,696
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/31	6/25 at 100.00	AAA	6,317,550
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,422,970
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	1,129,208
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	No Opt. Call	AA+	2,815,897
9,470	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	11,527,830
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,513,011
5,355	5.000%, 6/01/35	6/23 at 100.00	AA	6,507,771
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	AAA	1,862,670
	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A:
2,175	5.000%, 6/01/32	12/25 at 100.00	Aa1	2,752,854
2,180	5.000%, 6/01/33	12/25 at 100.00	Aa1	2,748,609
50,245	Total Water and Sewer			60,328,536
$503,189	Total Long-Term Investments (cost $466,252,372)			528,873,092
	Variable Rate Demand Preferred Shares, at Liquidation Preference – (42.7)% (9)			(160,000,000)
	Other Assets Less Liabilities – 1.4%			5,308,060
	Net Assets Applicable to Common Shares – 100%			$374,181,152

NUVEEN	71

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The coupon for this security increased 0.25% effective January 1, 2016 and will increase an additional 0.25% effective May 11, 2016.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 30.3%.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

72	NUVEEN

Statement of
	Assets and Liabilities	August 31, 2016 (Unaudited)

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Assets
Long-term investments, at value (cost $253,631,880, $47,113,220 and $1,059,622,100, respectively)	$294,422,559		$56,568,573		$1,218,748,872
Cash	—		1,026,584		1,527,350
Receivable for:
Interest	2,750,705		569,992		12,878,559
Investments sold	15,042,319		—		4,020,000
Deferred offering costs	—		—		2,930,358
Other assets	33,940		533		410,522
Total assets	312,249,523		58,165,682		1,240,515,661
Liabilities
Borrowings	—		—		—
Cash overdraft	5,235,929		—		—
Floating rate obligations	3,240,000		—		—
Payable for:
Dividends	1,013,151		204,985		3,277,485
Interest	—		—		—
Offering costs	—		—		268,482
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		36,000,000
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	—		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	—		—		396,600,000
Accrued expenses:
Management fees	126,160		30,417		627,287
Directors/Trustees fees	31,990		220		108,650
Professional fees	12,596		11,905		16,810
Other	42,380		16,259		138,414
Total liabilities	9,702,206		263,786		437,037,128
Net assets applicable to common shares	$302,547,317		$57,901,896		$803,478,533
Common shares outstanding	27,753,626		3,290,978		47,721,900
Net asset value ("NAV") per common share outstanding	$10.90		$17.59		$16.84
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$277,536		$32,910		$477,219
Paid-in surplus	264,656,720		47,021,511		640,611,157
Undistributed (Over-distribution of) net investment income	173,715		758,599		1,382,057
Accumulated net realized gain (loss)	(3,351,333)		633,523		1,881,328
Net unrealized appreciation (depreciation)	40,790,679		9,455,353		159,126,772
Net assets applicable to common shares	$302,547,317		$57,901,896		$803,478,533
Authorized shares:
Common	250,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited
N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.

NUVEEN	73

Statement of Assets and Liabilities (Unaudited)(continued)

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Assets
Long-term investments, at value (cost $2,354,149,978, $301,410,124 and $466,252,372, respectively)	$2,709,911,675		$340,609,440		$528,873,092
Cash	6,411,758		—		831,221
Receivable for:
Interest	31,992,285		4,145,791		6,439,796
Investments sold	15,754,683		2,799,800		5,000
Deferred offering costs	3,666,989		318,073		221,149
Other assets	842,730		131,621		188,180
Total assets	2,768,580,120		348,004,725		536,558,438
Liabilities
Borrowings	30,000,000		—		—
Cash overdraft	—		1,965,209		—
Floating rate obligations	75,940,000		—		—
Payable for:
Dividends	7,616,619		957,562		1,586,407
Interest	218,155		—		—
Offering costs	44,246		—		—
Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference	—		—		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	145,000,000		—		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference	699,600,000		98,000,000		160,000,000
Accrued expenses:
Management fees	1,352,503		179,672		282,350
Directors/Trustees fees	336,617		46,503		72,133
Professional fees	20,943		14,326		14,895
Other	681,418		299,227		421,501
Total liabilities	960,810,501		101,462,499		162,377,286
Net assets applicable to common shares	$1,807,769,619		$246,542,226		$374,181,152
Common shares outstanding	107,894,532		14,760,951		24,161,414
Net asset value ("NAV") per common share outstanding	$16.75		$16.70		$15.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,078,945		$147,610		$241,614
Paid-in surplus	1,463,218,676		207,976,501		333,247,594
Undistributed (Over-distribution of) net investment income	4,003,861		492,294		1,553,743
Accumulated net realized gain (loss)	(16,293,560)		(1,273,495)		(23,482,519)
Net unrealized appreciation (depreciation)	355,761,697		39,199,316		62,620,720
Net assets applicable to common shares	$1,807,769,619		$246,542,226		$374,181,152
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited
See accompanying notes to financial statements.

74	NUVEEN

Statement of
	Operations	Six Months Ended August 31, 2016 (Unaudited)

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Investment Income	$6,794,522		$1,506,388		$24,584,694
Expenses
Management fees	737,245		179,934		3,505,355
Interest expense and amortization of offering costs	17,046		—		1,049,925
Liquidity fees	—		—		1,398,815
Remarketing fees	—		—		167,415
Custodian fees	19,250		7,967		61,480
Directors/Trustees fees	3,681		769		14,589
Professional fees	16,824		12,578		238,629
Shareholder reporting expenses	15,781		4,020		26,399
Shareholder servicing agent fees	10,250		103		8,760
Stock exchange listing fees	4,279		377		7,727
Investor relations expenses	3,731		3,556		44,902
Reorganization expenses	—		—		—
Other	20,848		7,404		93,317
Total expenses	848,935		216,708		6,617,313
Net investment income (loss)	5,945,587		1,289,680		17,967,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	24,774		335,007		118,401
Change in net unrealized appreciation (depreciation) of investments	9,290,461		842,778		34,310,565
Net realized and unrealized gain (loss)	9,315,235		1,177,785		34,428,966
Net increase (decrease) in net assets applicable to common shares from operations	$15,260,822		$2,467,465		$52,396,347
See accompanying notes to financial statements.

NUVEEN	75

Statement of Operations (Unaudited)(continued)

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Investment Income	$58,013,699		$7,562,561		$12,381,173
Expenses
Management fees	7,737,064		1,059,758		1,666,836
Interest expense and amortization of offering costs	2,621,570		241,630		401,208
Liquidity fees	2,928,988		460,941		707,970
Remarketing fees	357,573		50,088		81,777
Custodian fees	118,524		22,722		29,931
Directors/Trustees fees	32,209		4,477		6,919
Professional fees	103,202		18,190		19,893
Shareholder reporting expenses	56,205		10,844		14,280
Shareholder servicing agent fees	33,580		601		979
Stock exchange listing fees	17,391		1,694		2,770
Investor relations expenses	58,380		14,369		21,741
Reorganization expenses	450,000		260,000		375,000
Other	154,919		27,561		30,951
Total expenses	14,669,605		2,172,875		3,360,255
Net investment income (loss)	43,344,094		5,389,686		9,020,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,337,849		1,031,826		4,086,893
Change in net unrealized appreciation (depreciation) of investments	76,154,779		8,919,947		10,353,812
Net realized and unrealized gain (loss)	79,492,628		9,951,773		14,440,705
Net increase (decrease) in net assets applicable to common shares from operations	$122,836,722		$15,341,459		$23,461,623
See accompanying notes to financial statements.

76	NUVEEN

Statement of
	Changes in Net Assets	(Unaudited)

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/16	2/29/16	8/31/16	2/29/16	8/31/16	2/29/16
Operations
Net investment income (loss)	$5,945,587	$11,723,179	$1,289,680	$2,707,331	$17,967,381	$39,277,932
Net realized gain (loss) from investments	24,774	(136,942)	335,007	439,298	118,401	6,736,377
Change in net unrealized appreciation (depreciation) of investments	9,290,461	1,023,386	842,778	(590,186)	34,310,565	6,110,249
Net increase (decrease) in net assets applicable to common shares from operations	15,260,822	12,609,623	2,467,465	2,556,443	52,396,347	52,124,558
Distributions to Common Shareholders
From net investment income	(6,340,350)	(12,188,914)	(1,283,066)	(2,659,984)	(20,611,486)	(41,444,335)
From accumulated net realized gains	—	—	—	(765,094)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,340,350)	(12,188,914)	(1,283,066)	(3,425,078)	(20,611,486)	(41,444,335)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	13,508,966	11,081,737	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	237,387	328,525	44,019	9,662	227,383	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	13,746,353	11,410,262	44,019	9,662	227,383	—
Net increase (decrease) in net assets applicable to common shares	22,666,825	11,830,971	1,228,418	(858,973)	32,012,244	10,680,223
Net assets applicable to common shares at the beginning of period	279,880,492	268,049,521	56,673,478	57,532,451	771,466,289	760,786,066
Net assets applicable to common shares at the end of period	$302,547,317	$279,880,492	$57,901,896	$56,673,478	$803,478,533	$771,466,289
Undistributed (Over-distribution of) net investment income at the end of period	$173,715	$568,478	$758,599	$751,985	$1,382,057	$4,026,162
See accompanying notes to financial statements.

NUVEEN	77

Statement of Changes in Net Assets (Unaudited) (continued)

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/16	2/29/16	8/31/16	2/29/16	8/31/16	2/29/16
Operations
Net investment income (loss)	$43,344,094	$94,833,177	$5,389,686	$12,117,497	$9,020,918	$20,276,758
Net realized gain (loss) from investments	3,337,849	14,266,694	1,031,826	1,846,986	4,086,893	134,264
Change in net unrealized appreciation (depreciation) of investments	76,154,779	1,798,438	8,919,947	1,949,294	10,353,812	4,404,759
Net increase (decrease) in net assets applicable to common shares from operations	122,836,722	110,898,309	15,341,459	15,913,777	23,461,623	24,815,781
Distributions to Common Shareholders From net investment income	(48,361,153)	(99,781,005)	(5,911,478)	(12,264,985)	(9,710,983)	(19,492,986)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(48,361,153)	(99,781,005)	(5,911,478)	(12,264,985)	(9,710,983)	(19,492,986)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	7,881,993	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	666,487	—	14,156	13,967	146,170	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	8,548,480	—	14,156	13,967	146,170	—
Net increase (decrease) in net assets applicable to common shares	83,024,049	11,117,304	9,444,137	3,662,759	13,896,810	5,322,795
Net assets applicable to common shares at the beginning of period	1,724,745,570	1,713,628,266	237,098,089	233,435,330	360,284,342	354,961,547
Net assets applicable to common shares at the end of period	$1,807,769,619	$1,724,745,570	$246,542,226	$237,098,089	$374,181,152	$360,284,342
Undistributed (Over-distribution of)net investment income at the end of period	$4,003,861	$9,020,920	$492,294	$1,014,086	$1,553,743	$2,243,808
See accompanying notes to financial statements.

78	NUVEEN

Statement of
	Cash Flows	Six Months Ended August 31, 2016 (Unaudited)

	California AMT-	California Dividend	California Dividend	California Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX )	(NAC )	(NVX )	(NZH )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$52,396,347	$122,836,722	$15,341,459	$23,461,623
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(182,761,098)	(334,237,981)	(17,214,217)	(24,366,471)
Proceeds from sales and maturities of investments	78,422,425	156,480,674	18,596,264	14,748,347
Taxes paid	(15,822)	(540)	(234)	—
Amortization (Accretion) of premiums and discounts, net	(200,375)	1,642,524	75,097	415,937
Amortization of deferred offering costs	131,515	84,378	5,952	4,127
(Increase) Decrease in:
Receivable for interest	(62,358)	(174,528)	40,984	366,646
Receivable for investments sold	10,372,134	15,982,524	(2,789,800)	14,520,000
Other assets	(79,782)	(1,028)	(5,557)	5,157
Increase (Decrease) in:
Payable for interest	—	218,155	—	—
Accrued management fees	96,089	174,542	14,405	22,936
Accrued Directors/Trustees fees	4,016	7,211	1,175	1,720
Accrued professional fees	(16,724)	(22,429)	(14,087)	(15,116)
Accrued other expenses	46,315	397,302	267,964	381,765
Net realized (gain) loss from investments	(118,401)	(3,337,849)	(1,031,826)	(4,086,893)
Change in net unrealized (appreciation) depreciation of investments	(34,310,565)	(76,154,779)	(8,919,947)	(10,353,812)
Net cash provided by (used in) operating activities	(76,096,284)	(116,105,102)	4,367,632	15,105,966
Cash Flows from Financing Activities:
Proceeds from borrowings	—	30,000,000	—	—
(Payments for) deferred offering costs	(435,000)	(145,000)	—	—
Increase (Decrease) in:
Cash overdraft	(6,424,942)	(6,847,614)	1,965,209	(3,869,736)
Floating rate obligations	(390,000)	(5,550,000)	(965,000)	(845,000)
Payable for offering costs	268,482	44,246	—	—
VMTP Shares, at liquidation preference	—	145,000,000	—	—
VRDP Shares, at liquidation preference	105,000,000	—	—	—
Cash distributions paid to common shareholders	(20,394,906)	(47,866,765)	(5,919,904)	(9,560,009)
Proceeds from shelf offering, net of offering costs	—	7,881,993	—	—
Net cash provided by (used in) financing activities	77,623,634	122,516,860	(4,919,695)	(14,274,745)
Net Increase (Decrease) in Cash	1,527,350	6,411,758	(552,063)	831,221
Cash at the beginning of period	—	—	552,063	—
Cash at the end of period	$1,527,350	$6,411,758	$—	$831,221

	California AMT-		California Dividend		California Dividend		California Dividend
	Free Income		Advantage		Advantage 2		Advantage 3
Supplemental Disclosures of Cash Flow Information	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cash paid for interest (excluding amortization of offering costs)	$649,928		$2,369,482		$235,677		$397,081
Non-cash financing activities not included herein consists of reinvestments of common share distributions	227,383		666,487		14,156		146,170
See accompanying notes to financial statements.

NUVEEN	79

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

	Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price
California Value (NCA)
Year Ended 2/28–2/29:
2017(e)	$10.56	$0.22		$0.34	$0.56	$(0.23)	$—	$(0.23)	$0.01	$10.90	$11.41
2016	10.54	0.45		0.03	0.48	(0.47)	—	(0.47)	0.01	10.56	10.79
2015	10.03	0.46		0.51	0.97	(0.47)	—	(0.47)	0.01	10.54	10.64
2014	10.45	0.47		(0.42)	0.05	(0.47)	—	(0.47)	—	10.03	9.57
2013	10.08	0.47		0.37	0.84	(0.47)	—	(0.47)	—	10.45	10.45
2012	9.07	0.48		0.99	1.47	(0.46)	—	(0.46)	—	10.08	10.13

California Value 2 (NCB)
Year Ended 2/28–2/29:
2017(e)	17.23	0.40		0.35	0.75	(0.39)	—	(0.39)	—	17.59	18.56
2016	17.50	0.82		(0.05)	0.77	(0.81)	(0.23)	(1.04)	—	17.23	17.70
2015	16.80	0.84		0.76	1.60	(0.79)	(0.11)	(0.90)	—	17.50	16.68
2014	17.57	0.83		(0.82)	0.01	(0.78)	—	(0.78)	—	16.80	15.53
2013	16.66	0.83		0.89	1.72	(0.80)	(0.01)	(0.81)	—	17.57	16.86
2012	14.88	0.84		1.76	2.60	(0.80)	(0.02)	(0.82)	—	16.66	16.33

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

80	NUVEEN

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

5.48%		8.04%	$302,547	0.58	%*	4.04	%*	8%
4.81		6.08	279,880	0.64		4.35		10
9.91		16.36	268,050	0.64	(c)	4.41	(c)	13
0.62		(3.80)	253,639	0.62		4.73		20
8.48		7.99	264,094	0.64		4.55		16
16.58		27.44	254,563	0.65		4.98		8

4.38		7.19	57,902	0.75	*	4.45	*	7
4.57		12.91	56,673	0.74		4.78		8
9.68		13.41	57,532	0.75		4.84		7
0.22		(3.08)	55,236	0.76		5.00		12
10.54		8.39	57,769	0.74		4.81		7
17.97		26.50	54,772	0.77		5.41		4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2017(e)	0.01	%*
2016	0.01
2015	0.01
2014	0.01
2013	0.01
2012	0.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2017(e)	—%
2016	—
2015	—
2014	—
2013	—
2012	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
California Value (NCA)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

					Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2017(g)	$16.17	$0.38		$0.72	$—		$—		$1.10	$(0.43)	$—	$(0.43)	$—		$16.84	$17.06
2016	15.95	0.82		0.27	—		—		1.09	(0.87)	—	(0.87)	—		16.17	15.63
2015	14.50	0.85		1.45	—		—		2.30	(0.85)	—	(0.85)	—		15.95	14.67
2014	15.57	0.84		(1.06)	—		—		(0.22)	(0.84)	(0.01)	(0.85)	—		14.50	13.25
2013	14.73	0.77		0.97	—		—		1.74	(0.88)	(0.02)	(0.90)	—		15.57	15.12
2012	12.82	0.83		1.91	—		—		2.74	(0.83)	—	(0.83)	—		14.73	15.06

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2017(g)	16.06	0.40		0.74	—		—		1.14	(0.45)	—	(0.45)	—	*	16.75	16.72
2016	15.96	0.88		0.15	—		—		1.03	(0.93)	—	(0.93)	—		16.06	15.84
2015	14.68	0.87		1.34	—		—		2.21	(0.93)	—	(0.93)	—		15.96	15.34
2014	15.90	0.84		(1.17)	—		—		(0.33)	(0.89)	—	(0.89)	—		14.68	14.07
2013	14.87	0.84		1.11	—		—		1.95	(0.92)	—	(0.92)	—		15.90	15.81
2012	12.68	0.94		2.17	(0.01)		—		3.10	(0.91)	—	(0.91)	—		14.87	15.14

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

*	Rounds to less than $0.01 per share.

82	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

6.87%	12.03%	$803,479	1.66	%**	4.50	%**	7%
7.09	12.93	771,466	1.48		5.22		20
16.16	17.55	760,786	1.62	(e)	5.53	(e)	13
(1.10)	(6.39)	606,852	1.64		5.93		32
12.08	6.53	651,402	1.64		5.48		20
21.95	36.10	86,731	1.90		6.03		7

7.16	8.47	1,807,770	1.62	**	4.87	**	6
6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50	(e)	5.97	(e)	9
(1.81)	(4.95)	345,463	1.86		5.79		25
13.39	10.80	374,096	1.60		5.44		12
25.30	32.82	349,203	1.50		6.84		13

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2017(g)	0.66	%**
2016	0.48
2015	0.57
2014	0.62
2013	0.59
2012	0.67

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2017(g)	0.67	%**
2016	0.48
2015	0.50
2014	0.61
2013	0.61
2012	0.46

(e)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
California AMT-Free Income (NKX)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.63%	5.51%

	Ratio to Average Net Assets
		Net Investment
California Dividend Advantage (NAC)	Expenses	Income (Loss	)
Year Ended 2/28-2/29:
2015	1.53%	5.95%

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended August 31, 2016.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	83

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations								Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to ARPS Shareholders	(a)	Distributions from Accumulated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2017(g)	$16.06	$0.37		$0.67	$—		$—		$1.04	$(0.40)	$—	$(0.40)	$16.70	$16.27
2016	15.82	0.82		0.25	—		—		1.07	(0.83)	—	(0.83)	16.06	15.62
2015	14.85	0.81		1.02	—		—		1.83	(0.86)	—	(0.86)	15.82	14.59
2014	16.35	0.80		(1.40)	—		—		(0.60)	(0.90)	—	(0.90)	14.85	13.75
2013	15.49	0.85		0.96	—		—		1.81	(0.95)	—	(0.95)	16.35	16.30
2012	13.47	0.90		2.08	—	*	—		2.98	(0.96)	—	(0.96)	15.49	15.58

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2017(g)	14.92	0.37		0.60	—		—		0.97	(0.40)	—	(0.40)	15.49	15.45
2016	14.70	0.84		0.19	—		—		1.03	(0.81)	—	(0.81)	14.92	14.56
2015	13.50	0.84		1.17	—		—		2.01	(0.81)	—	(0.81)	14.70	13.63
2014	14.71	0.74		(1.15)	—		—		(0.41)	(0.80)	—	(0.80)	13.50	12.24
2013	13.91	0.75		0.90	—		—		1.65	(0.85)	—	(0.85)	14.71	14.25
2012	12.13	0.82		1.86	—	*	—		2.68	(0.90)	—	(0.90)	13.91	14.35

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

84	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

6.53%	6.76%	$246,542	1.67	%**	4.50	%**	N/A		N/A		5%
7.03	13.22	237,098	1.46		5.25		N/A		N/A		17
12.57	12.72	233,435	1.50		5.23		N/A		N/A		14
(3.42)	(9.86)	219,123	2.24		5.43		N/A		N/A		39
11.94	11.03	241,237	2.19		5.29		N/A		N/A		23
22.90	30.01	228,474	2.30		6.29		2.30%		6.30%		12

6.57	8.92	374,181	1.70	**	4.94	**	N/A		N/A		3
7.26	13.31	360,284	1.50		5.77		N/A		N/A		18
15.18	18.47	354,962	1.56		5.93		N/A		N/A		15
(2.50)	(8.23)	325,948	2.42		5.57		N/A		N/A		41
12.15	5.41	355,163	2.53		5.22		N/A		N/A		20
22.89	31.93	335,830	2.56		6.28		2.52		6.33		18

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2017(g)	0.61	%**
2016	0.50
2015	0.51
2014	1.18
2013	1.15
2012	1.25

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2017(g)	0.64	%**
2016	0.52
2015	0.54
2014	1.37
2013	1.47
2012	1.49

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended August 31, 2016.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	85

Financial Highlights (Unaudited) (continued)

	VMTP Shares at the End of the Period		iMTP Shares at the End of Period		VRDP Shares at the End of Period		VMTP, iMTP and/or VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $5,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2017(a)	$—	$—	$36,000	$14,287	$396,600	$285,732	$2.86
2016	—	—	36,000	16,775	291,600	335,490	3.35
2015(b)	—	—	36,000	16,612	291,600	332,230	3.32
2014	—	—	—	—	291,600	308,111	—
2013	—	—	—	—	291,600	323,389	—
2012	—	—	—	—	35,500	344,312	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2017(a)	145,000	314,039	—	—	699,600	314,039	3.14
2016	—	—	—	—	699,600	346,533	—
2015	—	—	—	—	699,600	344,944	—
2014	—	—	—	—	136,200	353,644	—
2013	—	—	—	—	136,200	374,666	—
2012	—	—	—	—	136,200	356,390	—

(a)	For the six months ended August 31, 2016.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015
California AMT-Free Income (NKX)
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.
See accompanying notes to financial statements.

86	NUVEEN

	VRDP Shares at the End of Period		MTP Shares at the End of Period (a)
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $10
	(000)	Share	(000)	Share
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2017(b)	$98,000	$351,574	$—	$—
2016	98,000	341,937	—	—
2015	98,000	338,199	—	—
2014	98,000	323,595	—	—
2013	—	—	97,846	34.65
2012	—	—	97,846	33.35

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2017(b)	160,000	333,863	—	—
2016	160,000	325,178	—	—
2015	160,000	321,851	—	—
2014	160,000	303,718	—	—
2013	—	—	159,545	32.26
2012	—	—	159,545	31.05

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014		2013	2012
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—		$10.05	$10.11
Average Market Value per Share	10.03	Δ	10.07	10.09	Ω
Series 2015 (NVX PRC)
Ending Market Value per Share	—		10.05	10.01
Average Market Value per Share	10.02	Δ	10.04	9.89

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—		10.05	10.17
Average Market Value per Share	10.04	ΔΔ	10.09	10.11	ΩΩ
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—		10.05	10.15
Average Market Value per Share	10.03	ΔΔ	10.08	10.12	ΩΩΩ
Series 2015 (NZH PRC)
Ending Market Value per Share	—		10.14	10.18
Average Market Value per Share	10.07	ΔΔ	10.13	10.11

(b)	For the six months ended August 31, 2016.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
Δ	For the period March 1, 2013 through September 9, 2013.
ΔΔ	For the period March 1, 2013 through October 7, 2013.
See accompanying notes to financial statements.

NUVEEN	87

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen California Municipal Value Fund, Inc. (NCA) ("California Value (NCA)")
•	Nuveen California Municipal Value Fund 2 (NCB) ("California Value 2 (NCB)")
•	Nuveen California AMT-Free Municipal Income Fund (NKX) ("California AMT-Free Income (NKX)")
•	Nuveen California Dividend Advantage Municipal Fund (NAC) ("California Dividend Advantage (NAC)")
•	Nuveen California Dividend Advantage Municipal Fund 2 (NVX) ("California Dividend Advantage 2 (NVX)")
•	Nuveen California Dividend Advantage Municipal Fund 3 (NZH) ("California Dividend Advantage 3 (NZH)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of California Value (NCA), California Value 2 (NCB), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) are traded on the NYSE (common shares of California Value 2 (NCB) were formerly traded on the NYSE MKT). Common shares of California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are traded on the NYSE MKT. California Value (NCA) was incorporated under the state laws of Minnesota on July 15, 1987. California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002, December 1, 1998, June 1, 1999 and April 6, 2001, respectively.
The end of the reporting period for the Funds is August 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2016 (the "current fiscal period").
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.
Effective August 5, 2016, California AMT-Free Income (NKX) changed its investment policy to require the Fund to invest 100% (previously 80%) of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in securities exempt from AMT. In addition, effective August 5, 2016, California Value (NCA), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) have each added an investment policy to limit the amount of securities subject to AMT to no more than 20% of each Fund's managed assets.
Fund Reorganizations
 During May 2016, the Nuveen funds' Board of Directors/Trustees approved a series of reorganizations for certain funds included in this report (the "Reorganizations"). The Reorganizations are intended to create one, larger-state Fund, with lower operating expenses and increased trading volume on the exchange for common shares.

88	NUVEEN

The approved reorganizations are as follows:

Target Funds	Acquiring Fund
California Dividend Advantage 2 (NVX)	California Dividend Advantage (NAC)
California Dividend Advantage 3 (NZH)	to be renamed
Nuveen California Quality Municipal Income Fund (NAC)
The Reorganizations were approved by shareholders of the Target Funds at a special meeting in September 2016, and are expected to be completed prior the opening of business on November 7, 2016 (subsequent to the close of this reporting period).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Reorganizations, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value ("NAV") of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations.
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NUVEEN	89

Notes to Financial Statements (Unaudited) (continued)
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

90	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$294,422,559	$—	$294,422,559
California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$56,568,573	$—	$56,568,573
California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$1,218,748,872	$—	$1,218,748,872
California Dividend Advantage (NAC)
Long-Term Investments*:
Municipal Bonds	$—	$2,709,911,675	$—	$2,709,911,675
California Dividend Advantage 2 (NVX)
Long-Term Investments*:
Municipal Bonds	$—	$340,609,440	$—	$340,609,440
California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$528,873,092	$—	$528,873,092

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	91

Notes to Financial Statements (Unaudited) (continued)
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations Outstanding	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Floating rate obligations: self-deposited Inverse Floaters	$3,240,000		$—		$—		$75,940,000		$—		$—
Floating rate obligations: externally-deposited Inverse Floaters	—		5,990,000		41,148,500		130,670,500		9,075,000		36,931,500
Total	$3,240,000		$5,990,000		$41,148,500		$206,610,500		$9,075,000		$36,931,500

92	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Self-Deposited Inverse Floaters	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average floating rate obligations outstanding	$3,457,391		$—		$67,826		$76,905,217		$167,826		$146,957
Average annual interest rate and fees	0.98%		—%		0.72%		0.96%		0.72%		0.72%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
Floating Rate Obligations – Recourse Trusts	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$—		$—		$18,060,000		$—		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—		—		14,373,000		81,090,000		6,425,000		20,955,000
Total	$—		$—		$14,373,000		$99,150,000		$6,425,000		$20,955,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value,

NUVEEN	93

Notes to Financial Statements (Unaudited) (continued)
with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
 The following Funds have each filed a registration statement with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through an equity shelf program ("Shelf Offering"), which became effective with the SEC during the current and/or prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund's NAV per common share. In the event each Fund's Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund's Shelf Offering during the Funds' current and/or prior fiscal period (unless otherwise noted), were as follows:

			California Dividend
	California Value (NCA)		Advantage (NAC)
	Six Months	Year	Six Months		Year
	Ended	Ended	Ended		Ended
	8/31/16	2/29/16	8/31/16	*	2/29/16
Additional authorized common shares	2,500,000	2,500,000	2,300,000		—
Common shares sold	1,232,400	1,043,028	470,780		—
Offering proceeds, net of offering costs	$13,508,966	$11,081,737	$7,881,993		—

*	Represents additional authorized shares for the period May 9, 2016 through August 31, 2016.
Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of "Other expenses" on the Statement of Operations.

94	NUVEEN

Common Share Transactions
 Transactions in common shares during the Funds' current and prior fiscal period, where applicable were as follows:

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/16	2/29/16	8/31/16	2/29/16	8/31/16	2/29/16
Common shares:
Sold through shelf offering	1,232,400	1,043,028	N/A	N/A	N/A	N/A
Issued to shareholders due to reinvestment of distributions	22,100	31,373	2,517	561	13,444	—
Weighted average common share:
Premium to NAV per shelf offering share sold	2.85%	2.21%	N/A	N/A	N/A	N/A

	California Dividend		California Dividend		California Dividend
	Advantage (NAC)		Advantage 2 (NVX)		Advantage 3 (NZH)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/16	2/29/16	8/31/16	2/29/16	8/31/16	2/29/16
Common shares:
Sold through shelf offering	470,780	—	N/A	N/A	N/A	N/A
Issued to shareholders due to reinvestment of distributions	39,975	—	847	867	9,530	—
Weighted average common share:
Premium to NAV per shelf offering share sold	1.19%	—	N/A	N/A	N/A	N/A
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.
Preferred Shares
Institutional MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Institutional MuniFund Term Preferred ("iMTP") Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
California AMT-Free Income (NKX)	2018	7,200	$36,000,000
The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option ("Optional Redemption Date") and any date thereafter. The Fund may be obligated to redeem a certain amount of iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund's iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
California AMT-Free Income (NKX)	2018	July 1, 2018	July 1, 2016
The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

	California
	AMT-Free
	Income
	(NKX	)
Average liquidation preference of iMTP Shares outstanding	$36,000,000
Annualized dividend rate	0.84%

NUVEEN	95

Notes to Financial Statements (Unaudited) (continued)
iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to "qualified institutional buyers". iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the iMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as "Institutional MuniFund Term Preferred ("iMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate MuniFund Term Preferred Shares
 The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
California Dividend Advantage (NAC)	2019	1,450	$145,000,000
During the current reporting period, California Dividend Advantage (NAC) issued $145,000,000 Series 2019 VMTP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
California Dividend Advantage (NAC)	2019	July 1, 2019	June 10, 2017
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	California
	Dividend
	Advantage
	(NAC	)*
Average liquidation preference of VMTP Shares outstanding	$145,000,000
Annualized dividend rate	1.36%

*	For the period June 10, 2016 (first issuance date of shares) through August 31, 2016.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.

96	NUVEEN

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
The Fund incurred offering costs of $145,000 in connection with its issuance of Series 2019 VMTP Shares, which was recorded as a deferred charge and is being amortized over the life of the shares. These offering costs are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
California AMT-Free Income (NKX)
	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	5	1,044	104,400,000	June 1, 2041
	6	1,050	105,000,000	June 1, 2046

California Dividend Advantage (NAC)
	1	1,362	$136,200,000	June 1, 2041
	2	910	91,000,000	December 1, 2040
	3	498	49,800,000	March 1, 2040
	4	1,056	105,600,000	December 1, 2042
	5	1,589	158,900,000	August 1, 2040
	6	1,581	158,100,000	August 1, 2040

California Dividend Advantage 2 (NVX)
	1	980	$98,000,000	August 3, 2043

California Dividend Advantage 3 (NZH)
	1	1,600	$160,000,000	September 1, 2043
During the current reporting period, California AMT-Free (NKX) issued $105,000,000 Series 6 VRDP Shares at liquidation preference, which will be used to invest in additional municipal securities in accordance with its investment objectives and policies and to pay costs associated with the transaction.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Average liquidation preference of VRDP Shares outstanding	$327,551,087		$699,600,000		$98,000,000		$160,000,000
Annualized dividend rate	0.46%		0.49%		0.48%		0.49%

NUVEEN	97

Notes to Financial Statements (Unaudited) (continued)
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation preference" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
California AMT-Free Income (NKX) incurred offering costs of $435,000 in connection with its issuance of Series 6 VRDP Shares.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended August 31, 2016
California Dividend Advantage (NAC)	Series	Shares	Amount
VMTP Shares issued	2019	1,450	$145,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended August 31, 2016
California AMT-Free Income (NKX)	Series	Shares	Amount
VRDP Shares issued	6	1,050	$105,000,000
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Purchases	$29,879,969		$5,361,171		$182,761,098		$334,237,981		$17,214,217		$24,366,471
Sales and maturities	22,752,319		3,855,000		78,422,425		156,480,674		18,596,264		14,748,347
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

98	NUVEEN

As of August 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cost of investments	$250,398,701		$46,539,943		$1,058,533,017		$2,276,107,407		$301,659,721		$465,543,927
Gross unrealized:
Appreciation	$41,101,897		$10,028,630		$160,629,822		$362,878,554		$42,662,382		$68,096,759
Depreciation	(317,516)		—		(413,967)		(5,014,934)		(3,712,663)		(4,767,594)
Net unrealized appreciation (depreciation) of investments	$40,784,381		$10,028,630		$160,215,855		$357,863,620		$38,949,719		$63,329,165
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and expiration of capital loss carryforwards, resulted in reclassifications among the Funds' components of common share net assets as of February 29, 2016, the Funds' last tax year end, as follows:

				California		California		California	California
	California		California	AMT-Free		Dividend		Dividend	Dividend
	Value		Value 2	Income		Advantage		Advantage 2	Advantage 3
	(NCA	)	(NCB )	(NKX	)	(NAC	)	(NVX )	(NZH )
Paid-in-surplus	$1		$(1)	$(526,956)		$(547,379)		$(11,698)	$(3,879,942)
Undistributed (Over-distribution of) net investment income	(88,352)		(26,832)	456,120		50,824		(109,851)	(36,171)
Accumulated net realized gain (loss)	88,351		26,833	70,836		496,555		121,549	3,916,113
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2016, the Funds' last tax year end, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Undistributed net tax-exempt income[1]	$1,305,832		$300,823		$6,218,000		$13,697,287		$1,165,639		$2,902,562
Undistributed net ordinary income[2]	—		17,627		147,558		461,664		152,701		—
Undistributed net long-term capital gains	—		298,516		1,853,094		—		—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2016, paid on March 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended February 29, 2016, was designated for purposes of the dividends paid deduction as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income	$12,050,691		$2,564,599		$41,789,520		$100,506,954		$12,342,474		$19,606,265
Distributions from net ordinary income[2]	99,642		95,349		224,230		558,396		88,555		76,238
Distributions from net long-term capital gains	—		765,094		—		—		—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

NUVEEN	99

Notes to Financial Statements (Unaudited) (continued)
As of February 29, 2016, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

			California		California		California
	California		Dividend		Dividend		Dividend
	Value		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NAC	)3	(NVX	)	(NZH	)
Expiration:
February 28, 2017	$1,426,925		$13,863,811		$—		$4,536,999
February 28, 2018	251,409		731,149		705,843		10,646,251
February 28, 2019	—		—		—		1,340,157
Not subject to expiration	1,380,257		4,827,353		792,392		10,931,933
Total	$3,058,591		$19,422,313		$1,498,235		$27,455,340

[3]	A portion of California Dividend Advantage's (NAC) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds' last tax year ended February 29, 2016, the following Funds utilized capital loss carryforwards as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Utilized capital loss carryforwards	$4,954,119		$14,788,322		$1,809,061		$310,924
As of February 29, 2016, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:

	California		California
	Dividend		Dividend
	Advantage		Advantage 3
	(NAC	)	(NZH	)
Expired capital loss carryforwards	$65,078		$3,869,938
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
California Value (NCA) pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
For the period March 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) was calculated according to the following schedules:
California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

100	NUVEEN

California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund (excluding (NCA)) is calculated according to the following schedule:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee
For the next $125 million	0.4500
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2016, the complex-level fee for each Fund was 0.1607%.

NUVEEN	101

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
 The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

	California
	AMT-Free
	Income
Inter-Fund Trades	(NKX	)
Purchases	$—
Sales	4,881,300
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, California Dividend Advantage (NAC) utilized this facility. The Fund's average daily balance outstanding and average annual interest rate during the utilization period were $27,837,838 and 1.76%, respectively. Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.
9. Subsequent Events
Common Shares Equity Shelf Programs
 During September 2016, California Value (NCA) filed a registration statement with the SEC to issue common shares through an additional Shelf Offering, which is not yet effective.
Fund Reorganizations
 As mentioned in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, the Reorganizations were approved by shareholders of the Target Funds at a special meeting in September 2016, and are expected to be completed prior to the opening of business on November 7, 2016.

102	NUVEEN

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares repurchased	—	—	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	103

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

104	NUVEEN

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	105

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

106	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Directors or Trustees (as the case may be) of each Fund (the "Board," and each Director or Trustee a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of each Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board's effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board's evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.
In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a "Fund Adviser"); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.
As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team's assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser's organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members' review of the Advisory Agreements reflected an ongoing process that incorporated

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds' compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser's additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser's (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser's efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer's report regarding the Adviser's compliance program, the Adviser's continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser's continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for

108	NUVEEN

lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen's investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser's analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

• Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

• The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including Nuveen California Municipal Value Fund, Inc. (the "Municipal Value Fund") and Nuveen California Municipal Value Fund 2 (the "Municipal Value Fund 2"). The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund's investment strategy and seeking exposure to that strategy (even if the strategy was "out of favor" in the marketplace) and knowing the fund's fee structure.

For the Municipal Value Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and five-year periods, the Fund ranked in the third quartile in the three-year period and outperformed its benchmark in the one-, three- and five-year periods. The Board further recognized the Fund's absolute positive performance for the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

For the Municipal Value Fund 2, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, the Fund outperformed its benchmark in each of these periods. In reviewing the comparative peer information, the Board recognized that the peer group was classified as low relevancy because the Fund is an unlevered fund and the funds in the peer group consist primarily of levered funds. The Board recognized that, as a result, the Fund generally tends to underperform levered funds in positive return environments. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods. Given the Fund's investment mandate, the Board was satisfied with the explanation for the variance from peer performance and with the Fund's performance.

For Nuveen California AMT-Free Municipal Income Fund (the "AMT-Free Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and first quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been favorable.

For Nuveen California Dividend Advantage Municipal Fund (the "Dividend Advantage Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and first quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been favorable.

For Nuveen California Dividend Advantage Municipal Fund 2 (the "Dividend Advantage Fund 2"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

110	NUVEEN

For Nuveen California Dividend Advantage Municipal Fund 3 (the "Dividend Advantage Fund 3"), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the second quartile in the three-year period and the first quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Municipal Value Fund 2, the AMT-Free Fund, the Dividend Advantage Fund, the Dividend Advantage Fund 2 and the Dividend Advantage Fund 3.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; differences in services provided; and differences in the states reflected in the Peer Universe can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund's fees and expenses. In addition, in reviewing a fund's fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund's expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Municipal Value Fund and the Municipal Value Fund 2 each had a net management fee and a net expense ratio below the respective peer averages; the AMT-Free Fund, the Dividend Advantage Fund and the Dividend Advantage Fund 2 each had a net management fee and a net expense ratio in line with the respective peer averages; and the Dividend Advantage Fund 3 had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund's management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen's adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen's revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen's operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen's adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen's adjusted operating margins appeared comparable to the adjusted margins of the peers.

112	NUVEEN

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA-CREF"), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser's investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser's ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

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Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds' portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Nuveen:
                 Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-A-0816D 19880-INV-B-10/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund 3

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 4, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 4, 2016